EXECUTION COPY

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                    Company,

                           GMAC MORTGAGE CORPORATION,
                                    Servicer

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     Trustee





                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 27, 2006





                        GMACM Mortgage Loan Trust 2006-J1
                    Residential Asset Mortgage Products, Inc.
            GMACM Mortgage Pass-Through Certificates, Series 2006-J1


                                TABLE OF CONTENTS

                                                                                          PAGE

ARTICLE I         DEFINITIONS...............................................................2

        Section 1.01.     Definitions.......................................................2

        Section 1.02.     Use of Words and Phrases.........................................36

ARTICLE II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........36

        Section 2.01.     Conveyance of Mortgage Loans.....................................36

        Section 2.02.     Acceptance by Trustee............................................39

        Section 2.03.     Representations, Warranties and Covenants of the Servicer........40

        Section 2.04.     Representations and Warranties of the Seller.....................41

        Section 2.05.     Execution and Authentication of Certificates.....................42

        Section 2.06.     Purposes and Powers of the Trust Fund............................43

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................43

        Section 3.01.     Servicer to Act as Servicer......................................43

        Section 3.02.     Subservicing Agreements Between Servicer and Subservicers;
                          Enforcement of Subservicers' and Seller's Obligations............44

        Section 3.03.     Successor Subservicers...........................................45

        Section 3.04.     Liability of the Servicer........................................45

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................45

        Section 3.06.     Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................45

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account................................................46

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................48

        Section 3.09.     Access to Certain Documentation and Information Regarding
                          the Mortgage Loans...............................................49

        Section 3.10.     Permitted Withdrawals from the Custodial Account.................49

        Section 3.11.     Maintenance of the Primary Insurance Policies; Collections
                          Thereunder.......................................................50

        Section 3.12.     Maintenance of Hazard Insurance and Omissions and Fidelity
                          Coverage.........................................................51

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and
                          Modification Agreements; Certain Assignments.....................52

        Section 3.14.     Realization Upon Defaulted Mortgage Loans........................54

        Section 3.15.     Trustee to Cooperate; Release of Mortgage Notes..................56

        Section 3.16.     Servicing and Other Compensation; Compensating Interest..........58

        Section 3.17.     Reports to the Trustee and the Depositor.........................58

        Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.......59

        Section 3.19.     Annual Independent Public Accountants' Servicing Report..........59

        Section 3.20.     Periodic Filings with the Securities and Exchange
                          Commission; Additional Information...............................59

        Section 3.21.     Rights of the Company in Respect of the Servicer.................60

        Section 3.22.     Administration of Buydown Funds..................................61

        Section 3.23.     Advance Facility.................................................61

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................62

        Section 4.01.     Payment Account..................................................62

        Section 4.02.     Distributions....................................................62

        Section 4.03.     Statements to Certificateholders.................................70

        Section 4.04.     Distribution of Reports to the Trustee and the Company;
                          Advances by the Servicer.........................................71

        Section 4.05.     Allocation of Realized Losses....................................72

        Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property....73

        Section 4.07.     Optional Purchase of Defaulted Mortgage Loans....................73

ARTICLE V         THE CERTIFICATES.........................................................74

        Section 5.01.     The Certificates.................................................74

        Section 5.02.     Registration of Transfer and Exchange of Certificates............75

        Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates................80

        Section 5.04.     Persons Deemed Owners............................................80

        Section 5.05.     Appointment of Paying Agent......................................81

        Section 5.06.     Optional Purchase of Certificates................................81

ARTICLE VI        THE COMPANY AND THE SERVICER.............................................82

        Section 6.01.     Respective Liabilities of the Company and the Servicer...........82

        Section 6.02.     Merger or Consolidation of the Company or the Servicer;
                          Assignment of Rights and Delegation of Duties by Servicer........82

        Section 6.03.     Limitation on Liability of the Company, the Servicer and
                          Others...........................................................83

        Section 6.04.     Company and Servicer Not to Resign...............................84

ARTICLE VII       DEFAULT..................................................................84

        Section 7.01.     Events of Default................................................84

        Section 7.02.     Trustee to Act; Appointment of Successor.........................86

        Section 7.03.     Notification to Certificateholders...............................87

        Section 7.04.     Waiver of Events of Default......................................87

ARTICLE VIII      CONCERNING THE TRUSTEE...................................................88

        Section 8.01.     Duties of Trustee................................................88

        Section 8.02.     Certain Matters Affecting the Trustee............................89

        Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans............90

        Section 8.04.     Trustee May Own Certificates.....................................91

        Section 8.05.     Servicer to Pay Trustee's Fees and Expenses; Indemnification.....91

        Section 8.06.     Eligibility Requirements for Trustee.............................91

        Section 8.07.     Resignation and Removal of the Trustee...........................92

        Section 8.08.     Successor Trustee................................................93

        Section 8.09.     Merger or Consolidation of Trustee...............................93

        Section 8.10.     Appointment of Co-Trustee or Separate Trustee....................93

        Section 8.11.     Appointment of Custodians........................................94

        Section 8.12.     Appointment of Office or Agency..................................94

ARTICLE IX        TERMINATION..............................................................95

        Section 9.01.     Termination Upon Purchase by the Servicer or Liquidation of
                          All Mortgage Loans...............................................95

        Section 9.02.     Additional Termination Requirements..............................97

ARTICLE X         REMIC PROVISIONS.........................................................98

        Section 10.01.    REMIC Administration.............................................98

        Section 10.02.    Servicer, REMIC Administrator and Trustee Indemnification.......100

        Section 10.03.    Designation of REMIC(s).........................................101

        Section 10.04.    Compliance with Withholding Requirements........................101

ARTICLE XI        MISCELLANEOUS PROVISIONS................................................101

        Section 11.01.    Amendment.......................................................101

        Section 11.02.    Recordation of Agreement; Counterparts..........................103

        Section 11.03.    Limitation on Rights of Certificateholders......................103

        Section 11.04.    Governing Law...................................................104

        Section 11.05.    Notices.........................................................104

        Section 11.06.    Required Notices to Rating Agency and Subservicer...............105

        Section 11.07.    Severability of Provisions......................................106

        Section 11.08.    Supplemental Provisions for Resecuritization....................106

        Section 11.09.    Allocation of Voting Rights.....................................106

        Section 11.10.    Non-Petition....................................................107

ARTICLE XII       COMPLIANCE WITH REGULATION AB...........................................107

        Section 12.01.    Intent of Parties; Reasonableness...............................107

        Section 12.02.    Additional Representations and Warranties of the Trustee........107

        Section 12.03.    Information to be Provided by the Trustee.......................108

        Section 12.04.    Report on Assessment of Compliance and Attestation..............108

        Section 12.05.    Indemnification; Remedies.......................................109


EXHIBITS
Exhibit A-1:     Form of Class A Certificate
Exhibit A-2:     Form of Class IO Certificate
Exhibit A-3:     Form of Class PO Certificate
Exhibit B:       Form of Class M Certificate
Exhibit C:       Form of Class B Certificate
Exhibit D:       Form of Class R Certificate
Exhibit E:       Mortgage Loan Schedule
Exhibit F:       Form of Request for Release
Exhibit G-1:     Form of Transfer Affidavit and Agreement
Exhibit G-2:     Form of Transferor Certificate
Exhibit H:       Form of Investor Representation Letter
Exhibit I:       Form of Transferor Representation Letter
Exhibit J:       Form of Rule 144A Investment Representation Letter
Exhibit K:       Form of Lender Certification for Assignment of Mortgage Loan
Exhibit L:       Information to be Included in Remittance Report
Exhibit M:       Form of Custodian Certification
Exhibit N-1      Form of Form 10-K Certification
Exhibit N-2      Form of Back-Up Certification to Form 10-K Certificate
Exhibit O        Servicing Criteria To Be Addressed In Assessment Of Compliance
Exhibit P:       Schedule of Discount Fractions

        This is the Pooling and Servicing Agreement, dated as of February 27, 2006 (the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the company (together with its permitted successors and assigns, the "Company"), GMAC MORTGAGE CORPORATION, as servicer (together with its permitted successors and assigns, the "Servicer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a banking association organized under the laws of the United States, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in twenty-four Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                      REMIC

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class R Certificates will represent the sole Class of "residual interests" in the REMIC or purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features and Month of Final Scheduled Distribution Date for each Class of Certificates comprising the interests representing "regular interests" in the REMIC and of the Class R Certificates. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each REMIC Regular Interest shall be the Maturity Date.



CLASS DESIGNATION
  FOR THE REMIC                                 AGGREGATE                              FINAL
 REGULAR INTEREST                             INITIAL CLASS                          SCHEDULED
 AND THE CLASS R    TYPE OF     PASS-THROUGH    PRINCIPAL                           DISTRIBUTION
   CERTIFICATES      INTEREST       RATE         BALANCE            FEATURES           DATE
     Class A-1       Regular       5.75%      $ 251,679,000     Senior/Accretion
                                                                  Directed/PAC      April 2036
     Class A-2       Regular       5.75%      $ 8,569,000       Senior/Accretion
                                                                  Directed/PAC      April 2036
     Class A-3       Regular       5.75%      $ 9,871,000        Senior/Accrual     April 2036
     Class A-4       Regular       5.75%      $ 133,426,000     Senior/Accretion
                                                                  Directed/TAC      April 2036
     Class A-5       Regular       5.75%      $ 14,099,000     Senior/Companion/
                                                               Accretion Directed   April 2036
     Class A-6       Regular       5.75%      $ 97,885,000    Super Senior/Lockout  April 2036
     Class A-7       Regular       5.75%      $   6,526,000          Senior
                                                                Support/Lockout     April 2036
      Class PO       Regular        0.00      $ 7,322,284.38    Senior/Principal
                                                                      Only          April 2036
      Class IO       Regular    Variable(1)        (1)        Senior/Interest Only  April 2036
     Class M-1       Regular       5.75%      $ 11,001,000        Subordinate       April 2036
     Class M-2       Regular       5.75%      $ 3,300,000         Subordinate       April 2036
     Class M-3       Regular       5.75%      $ 2,475,000         Subordinate       April 2036
     Class B-1       Regular       5.75%      $  1,375,000        Subordinate       April 2036
     Class B-2       Regular       5.75%      $ 1,100,000         Subordinate       April 2036
     Class B-3       Regular       5.75%      $1,374,662. 11      Subordinate       April 2036
    Component II                              $
  of the Class R(2)  Residual      5.75%             100.00     Senior/Residual     April 2036

---------------
(1) With respect to the Class IO Certificates and any Distribution Date, a rate equal to the weighted average of the Pool Strip Rate of each Non-Discount Mortgage Loan weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The initial pass through rate on the Class IO Certificates is approximately 0.367% per annum.
(2) Component II of the Class R Certificates shall be entitled to receive the applicable Residual Distribution Amount. Component II of the Class R Certificates shall not be entitled to receive any distributions of interest or principal.


        In consideration of the mutual agreements herein contained, the Company, the Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Directed Certificates: Collectively, the Class A-1, Class A-2, Class A-4 and Class A-5 Certificates.

        Accretion Termination Date: The Class A-3 Accretion Distribution Date or the Class A-5 Accretion Distribution Date, as applicable.

        Accrual Certificates: Collectively, the Class A-3 Certificates and Class A-5 Certificates.

        Accrued Certificate Interest: With respect to each Distribution Date and any Class of Certificates, other than Principal Only Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount, as applicable, thereof immediately prior to such Distribution Date. Accrued Certificate Interest on each Class of Certificates will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.

        With respect to each Distribution Date, Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of:

(i) Prepayment Interest Shortfalls on the Mortgage Loans prepaid during the prior calendar month and, in the case of a Principal Prepayment in Full, during the related Prepayment Period (to the extent not offset by the Servicer with a payment of Compensating Interest),

(ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on the Mortgage Loans (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

(iii) the interest portion of Advances that were made with respect to delinquencies related to Mortgage Loans or REO Property that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

(iv) any other interest shortfalls on the Mortgage Loans not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Advance: As to any Mortgage Loan, any advance made by the Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Aggregate Planned Principal Balances: With respect to the Class A-1 and Class A-2 Certificates and any Distribution Date, the amount set forth in the table on Appendix A under "Aggregate Planned Principal Balances for Class A-1 and Class A-2 Certificates" opposite that Distribution Date.

        Amount Held for Future Distribution: With respect to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the related Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds, Subsequent Recoveries and purchases of Mortgage Loans that the Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full received or made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be, provided that if permitted by the applicable underwriting standards of GMACM, the Appraised Value shall be the value of the Mortgaged Property as stated by the Mortgagor.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Payment Account Deposit Date, (iii) any amount deposited in the Payment Account on the related Payment Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Payment Account pursuant to Section 4.07, and (v) any amount that the Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e), reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution and (y) amounts permitted to be withdrawn by the Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $119,744.59 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of:

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greatest of:

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and
                      (ii) $100,000;

                      (B) (i) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is less than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, $0.00, or
                      (ii) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is equal to or greater than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, the sum of
                      (I) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00%, times 0.25%, (II) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00%, times 0.50%, and
                      (III) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% times 0.75%, in each case as of the Relevant Anniversary; and

                      (C) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Outstanding Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000;

               over

               (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section
        4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the State of New York, State of Maryland, State of Minnesota or the Commonwealth of Pennsylvania (and such other state or states in which the Custodial Account or the Payment Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Account:  As defined in Section 3.24(a).

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial Account or Payment Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Buydown Period:  As defined in Section 3.24(b).

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A, Class IO, Class PO, Class M, Class B or Class R Certificate.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate, other than the Class IO Certificates, on any date of determination, an amount equal to:

(i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof; plus

(ii) in the case of the Accrual Certificates, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance of the Accrual Certificates on each Distribution Date prior to the related Accretion Termination Date, plus

(iii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02(f); minus

(iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02 and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, however, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class IO Certificates will not have a Certificate Principal Balance.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Class:   Collectively,   all  of  the  Certificates   bearing  the  same
designation.

        Class A Certificates: Collectively, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18 and Class A-19 Certificates.

        Class A-1 Certificate: Any one of the Class A-1 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form hereto as Exhibit A, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class A-2 Certificate: Any one of the Class A-2 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form hereto as Exhibit A, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class A-3 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1, Class A-2, Class A-4 and Class A-5 Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

        Class A-3 Accrual Distribution Amount: On each Distribution Date (a) on or prior to the Class A-3 Accretion Termination Date, an amount equal to the lesser of (i) the aggregate amount of Accrued Certificate Interest on the Class A-3 Certificates for such date, which will be added to the Certificate Principal Balance of the Class A-3 Certificates and (ii) the aggregate Certificate Principal Balance of the Accretion Directed Certificates immediately prior to such Distribution Date; provided, however, that if the Class A-3 Accretion
Termination  Date is also the  Credit  Support  Depletion  Date,  the  Class A-3
Accrual Distribution Amount shall be zero, and (b) after the Class A-36 Accretion Termination Date, an amount equal to zero.

        Class A-3 Certificate: Any one of the Class A-3 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form hereto as Exhibit A, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class A-4 Certificate: Any one of the Class A-4 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form hereto as Exhibit A, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class A-5 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

        Class A-5 Accrual Distribution Amount: On each Distribution Date on or prior to the Class A-5 Accretion Termination Date, an amount equal to the lesser of (i) the aggregate amount of Accrued Certificate Interest on the Class A-5 Certificates for such date, which will be added to the Certificate Principal Balance of the Class A-5 Certificates for such date, , which will be added to the Certificate Principal Balance of the Class A-5 Certificates, and (ii) the aggregate Certificate Principal Balance of the Class A-4 Certificates immediately prior to such Distribution Date; provided, however, that if the Class A-5 Accretion Termination Date is also the Credit Support Depletion Date, the Class A-5 Accrual Distribution Amount shall be zero.

        Class A-5 Certificate: Any one of the Class A-5 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form hereto as Exhibit A, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class A-6 Certificate: Any one of the Class A-6 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form hereto as Exhibit A, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class A-6/A-7 Lockout Distribution Amount: With respect to any Distribution Date, an amount equal to the product of (a) the Lockout Percentage for that Distribution Date and (b) the Class A-6/A-7 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-6/A-7 Lockout Distribution Amount for a distribution date exceed the Senior Principal
Distribution Amount for that Distribution Date or the aggregate Certificate Principal Balance of the Class A-6 and Class A-7 Certificates immediately prior to that Distribution Date.

        Class A-6/A-7 Lockout Percentage: With respect to any Distribution Date, the aggregate Certificate Principal Balance of the Class A-6 and Class A-7 Certificates immediately prior to that Distribution Date, divided by the aggregate Certificate Principal Balance of all the Class A and Class R Certificates immediately prior to that Distribution Date, other than the Class PO Certificates.

        Class A-6/A-7 Pro Rata Distribution Amount: With respect to any Distribution Date, an amount equal to the product of (a) the Class A-6/A-7 Lockout Percentage and (b) the aggregate of the collections described in clauses 4.02(a)(v)(A), (B), (C) and (E) (to the extent clause (E) relates to clause (A),
(B) or (C) thereof) after application of the Senior Percentage and Senior Accelerated Distribution Percentage; provided that, if the aggregate of the collections described in clauses 4.02(a)(v)(A), (B), (C) and (E) (to the extent clause (E) relates to clause (A), (B) or (C) thereof) after application of the Senior Percentage and Senior Accelerated Distribution Percentage is more than the portion of the Senior Principal Distribution Amount available for distribution to the Class A-6 and Class A-7 Certificates pursuant to Section 4.02(d)(i) hereof, the amount paid to the Class A-6 and Class A-7 Certificates pursuant to Section 4.02(d)(i) hereof shall be reduced by an amount equal to the Class A-6/A-7 Lockout Percentage of that difference.

        Class A-7 Certificate: Any one of the Class A-7 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form hereto as Exhibit A, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class B Certificates: Collectively, the Class B-1, Class B-2 and Class B-3 Certificates.

        Class B-1 Certificate: Any one of the Class B-1 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class B-2 Certificate: Any one of the Class B-2 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class B-3 Certificate: Any one of the Class B-3 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class IO Certificate: Any one of the Certificates designated as a Class IO Certificate, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class M Certificates: Collectively, the Class M-1, Class M-2 and Class M-3 Certificates.

        Class M-1 Certificate: Any one of the Class M-1 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class M-2 Certificate: Any one of the Class M-2 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class M-3 Certificate: Any one of the Class M-3 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class PO Certificate: Any one of the Certificates designated as a Class PO Certificate, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-3, each such Certificate representing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

        Class PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in clause (a)(iii)(1) of the definition of the Class PO Principal Distribution Amount over the amount described in clause
(a)(iii)(2) of the definition of the Class PO Principal Distribution Amount.

        Class PO Principal Distribution Amount:  On each Distribution Date:

        (a) prior to the Credit Support Depletion Date, an amount equal to the aggregate of:

               (i) The related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (ii) The related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (iii) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (iii) In connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and
        (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (iv)  Any  amounts   allocable  to  principal  for  any  previous
        Distribution Date (calculated pursuant to clauses (i) through (iii) above) that remain undistributed; and

               (v) The amount of any Class PO Collection Shortfalls for such Distribution Date and the amount of any Class PO Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; and

        (b) On or after the Credit Support Depletion Date, an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans.

        Class Principal Balance: For any Class of REMIC Regular Interests, the applicable initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to such Class from principal payments on the Mortgage Loans, as reduced from time to time by (x) distributions of principal to such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date and as increased by Subsequent Recoveries allocated in respect thereof.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing ownership of interests designated as "residual interests" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  February 27, 2006.

        Code:  The Internal Revenue Code of 1986, as amended.

        Compensating Interest: With respect to any Distribution Date, an amount (but not in excess of the Servicing Fee for such Distribution Date) equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the period from the 16th day through the last day of the prior calendar month and resulting from Curtailments during the prior calendar month.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located for presentation, transfer and surrender of certificates at Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-0113, Attention: Corporate Trust Services--GMACM 2006-J1 and for all other purposes at: 9062 Old Annapolis Road, Columbia, Maryland 21045 Attention:
Corporate Trust Services--GMACM 2006-J1.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07, into which the amounts set forth in Section
3.07 shall be deposited directly.

        Custodial Agreement: An agreement that may be entered into among the Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date:  February 1, 2006.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive   Certificate:   Any  Certificate  other  than  a  Book-Entry
Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Determination Date: With respect to any Distribution Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately following such 15th day) of the month of the related Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as on Exhibit P attached hereto.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  5.75% per annum.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Account: An account that is any of the following: (i) maintained with a federal or state chartered depository institution the accounts of which are insured by the FDIC (to the limits established by the FDIC) and the short-term debt ratings and the long-term deposit ratings of which are rated in one of the two highest rating categories by the Rating Agencies, or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation Section 9.10(b), or (iii) in the case of the Payment Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (iv) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Payment Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the related Senior Certificates, (ii) the related Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(v)(D) hereof), (iii) the Class PO Principal Distribution Amount (determined without regard to clause (a)(v) of the definition thereof), (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates, and (v) the portion of the payment to the Trustee for any servicing transfer expenses reimbursable to the Trustee pursuant to Section 7.02(a).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such class or classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to clause (a)(v) of the definition of Class PO Principal Distribution Amount.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                      1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                      2. by military, naval or air forces; or

                      3. by an agent of any such government, power, authority or forces;

               (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

               (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, or Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits: With respect to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) .050% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, or Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        GMACM: GMAC Mortgage Corporation, a Pennsylvania corporation, in its capacity as seller of the Mortgage Loans to the Company, and any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, other than the Class IO Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Preliminary Statement hereto.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

                        Class M-1: 2.00% Class B-1: 0.25%
                        Class M-2: 0.60% Class B-2: 0.20%
                        Class M-3: 0.45% Class B-3: 0.25%

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: With respect to any Class of Certificates and any Distribution Date, the thirty-day period ending on the last day of the calendar month preceding the month in which such Distribution Date occurs.

        Issuer Exemption:  As defined in Section 5.02(e)(ii).

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lockout Percentage: With respect to any Distribution Date occurring prior to the Distribution Date in March 2011, 0%. With respect to any Distribution Date thereafter, the percentage indicated below:

           Distribution Date                     Lockout Distribution Percentage
           March 2011 through November 2012                    30%
           March 2012 through November 2013                    40%
           March 2013 through November 2014                    60%
           March 2014 through November 2015                    80%
           March 2015 and thereafter                          100%

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity  Date:  With  respect  to  each  Class  of  Certificates,   the
Distribution Date occurring in April 2036.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronicallY maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: (I) with respect to each Mortgage Loan (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to GMACM. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "____________, successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "____________ formerly known as [previous name]";

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that thE Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii) The original of any guarantee executed in connection with the Mortgage Note, if applicable;

(iv) Any rider or the original of any modification agreement executed in connection with the related Mortgage Note or Mortgage, with evidence of recording if required by applicable law;

(v) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment oR Assignments of the Mortgage (which may be included in a blanket assignment or assignments) from GMACM to "Wells Fargo Bank, National Association, as Trustee under that certain Pooling and Servicing Agreement dated as of February 27, 2006, for GMACM Mortgage Pass-Through Certificates, Series 2006-J1" c/o the Servicer at an address specified by the Servicer, and signed by an authorized officer, which assignment shall be in form and substance acceptable for recording. If the Mortgage Loan was acquired by the assignor in a merger, the assignment must be by " , successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the assignor while doing business under another name, the assignment must be by "_________ formerly known as [previous name]";

(vi) Originals of all intervening assignments of mortgage, which together with the Mortgage shows a complete chain of title from the originator to GMACM (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which noteS the presence of a MIN), with evidence of recording thereon, or a copy of the assignment certified by the applicable recording office in which such assignment has been recorded;

(vii) The original mortgagee policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, (i) a written commitment or interim binder for title issued by the title insurance or escrow company dated as of the date the Mortgage Loan was funded, with a statement by the title insurance company or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured, or (ii) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property, except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally; or other evidence of title insurance acceptable to Fannie Mae or Freddie Mac, in accordance with the Fannie Mae Seller/Servicer Guide or Freddie Mac Seller/Servicer Guide, respectively;

(viii)  A certified true copy of any power of attorney, if applicable; and

(ix) Originals of any security agreement, chattel mortgage or the equivalent executed in connection with the Mortgage, if any.

and (II) with respect to each Cooperative Loan:

(i)            The original  Mortgage  Note,  endorsed  without  recourse to the
               order  of  the  Trustee   and   showing  an  unbroken   chain  of
               endorsements from the originator thereof to GMACM;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv)           The  original  recognition  agreement by the  Cooperative  of the
               interests   of  the   mortgagee   with  respect  to  the  related
               Cooperative Loan;

(v)            The Security Agreement;

(vi) Copies of the original UCC financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC assignments or amendments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC financing statement showing GMACM as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

It is understood that the Mortgage File (other than the Mortgage Note) may be retained in microfilm, microfiche, optical storage or magnetic media in lieu of hard copy; provided, that with respect to any Mortgage Loan not registered on the MERS(R) System, the originaL Assignments required by (I)(v) above shall be retained in the Mortgage File.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit E, as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans, which list or lists shall set forth the following information as to each Mortgage Loan:

(a) loan number;

(b) state code;

(c) zip code;

(d) the Loan-to-Value Ratio;

(e) the original principal balance and date of the Mortgage Note;

(f) the first Due Date;

(g) the type of Mortgaged Property;

(h) the scheduled monthly payment in effect as of the Cut-off Date;

(i) the principal balance as of the Cut-off Date;

(j) the Mortgage Rate as of the Cut-off Date;

(k) the occupancy status;

(l) the purpose of the Mortgage Loan;

(m) the paid-through date of the Mortgage Loan;

(n) the documentation type; and
(o) the code "Y" under the column "BUYDOWN," indicating that the Mortgage Loan is a Buydown Mortgage Loan, if applicable.

        Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, the related Mortgage Rate minus the Servicing Fee Rate.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer from related Late Collections, Insurance Proceeds, Liquidation
Proceeds,  REO  Proceeds or amounts  reimbursable  to the  Servicer  pursuant to
Section 4.02(a)  hereof.  The  determination  by the Servicer that it has made a
Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Company and the Trustee promptly following such determination.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any date of determination and the Class IO Certificates, an amount equal to the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans immediately prior to such date.

        Officer's Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and, if necessary, by the Treasurer, the Secretary, or one of the Assistant Treasurer or Assistant Secretaries of the Company or the Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Servicer, who may be counsel for the Company or the Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A Certificates, Class IO Certificates, Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Payment Account: The separate and segregated account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Wells Fargo Bank, National Association, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., GMACM Mortgage Pass-Through Certificates, Series 2006-J1" and which must be an Eligible Account.

        Payment Account Deposit Date: With respect to any Distribution Date, the Business Day prior thereto.

        Percentage Interest: With respect to any Certificate (other than a Class IO or Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance or initial Notional Amount thereof divided by the aggregate Initial Certificate Principal Balance or initial Notional Amount of all the Certificates of the same Class. With respect to a Class IO Certificate or a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

               (i)  obligations  of  or  guaranteed  as  to  timely  payment  of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided, that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; provided, further, that if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; provided, further, that if the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by Standard & Poor's in its highest short-term rating available, including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term rating category available shall mean AAA in the case of Standard & Poor's and Fitch, and references herein to the highest short-term rating category available shall mean A-1+ in the case of Standard & Poor's.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pool Stated Principal Balance: With respect to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00% per annum).

        Prepayment Assumption: The prepayment assumption of 100% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes.

        Prepayment Distribution Percentage: With respect to any Distribution Date, each Class of Subordinate Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date prior to the Distribution Date in December 2010 (unless the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) have been reduced to zero), 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply and on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of Subordinate Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of
        (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in the case of each other Class of Subordinate Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (ii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class.

        Prepayment Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor during such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the preceding calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: With respect to any Distribution Date and Principal Prepayment in Full, the period commencing of the 16th day of the month prior to that Distribution Date and ending on the 15th day of the month in which the Distribution Date occurs.

        Primary Insurance Policy: The policy, if any, of primary mortgage guaranty insurance related to a Mortgage Loan.

        Principal Only Certificates:  The Class PO Certificates.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of the Closing Date, between the Seller and the Company, as purchaser, and all amendments thereof and supplements thereto.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.01, 2.02, 2.04, 3.13 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of such date, plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor and (iii) in connection with any Mortgage Loan required to be repurchased pursuant to Section
7.03 of the Purchase Agreement, any costs and damages incurred by the Trust Fund with respect to such Mortgage Loan in connection with a breach of Section 7.02
(h) of the Purchase Agreement.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Trustee, with a copy to the Custodian,

(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution);

(ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

(iii)          have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

(iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

(v) comply with each representation and warranty made by the Seller set forth in Section 7.02 of the Purchase Agreement; and

(vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan,

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class IO Certificates; and

        (ii) the  excess of the Pool  Strip  Rate on such  Qualified  Substitute
        Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Fitch and Standard & Poor's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Servicer or any Subservicer with respect to related Advances or expenses as to which the Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Class of Certificates and any Distribution Date, the last day of the related Interest Accrual Period.

        Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Regulation AB: Subpart  229.1100:  Asset Backed  Securities  (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to sUch clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

        Relief Act: The Servicemembers Civil Relief Act, or similar legislation or regulations as in effect from time to time.

        Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that is not collectible from the Mortgagor pursuant to the Relief Act.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. As used herein, the term "the REMIC" or "the REMICs" shall mean one or more of the REMICs created under this Agreement. The REMIC will consist of the segregated pool of assets, with respect to which a REMIC election is made pursuant to this Agreement, consisting of:

        (a) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (b) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Payment Account and identified as belonging to the Trust Fund,

        (c) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (d) the hazard insurance policies and Primary Insurance Policies, if any, and

        (e)    all proceeds of clauses (a) through (d) above.

        REMIC Administrator: The Trustee; provided that if the REMIC Administrator is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Servicer (or the Trustee acting as successor Servicer) shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Certificate:  Any Certificate, other than a Class R Certificate.

        REMIC Regular Interest: Any of the twenty-seven certificated beneficial ownership interests in REMIC issued hereunder, and, hereby, designated as a "regular interest" in REMIC, as follows: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class IO, Class PO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        Remittance Report: A report that includes the information set forth in Exhibit L hereto.

        REO Acquisition: The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement or the related Subservicing Agreement in respect of such Mortgage Loan.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Office of the Trustee, including any managing director, director, any vice president, any assistant vice president, any assistant secretary, any associate, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred and having direct responsibility for the administration of this Agreement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

        Scheduled Final Distribution Date: The Distribution Date occurring in April 2036.

        Securitization Transaction: Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: GMACM.

        Senior  Accelerated  Distribution   Percentage:   With  respect  to  any
Distribution Date occurring on or prior to the Distribution Date in March 2011, 100%. With respect to any Distribution Date thereafter, as follows:

               (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date;

               (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date;

               (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date;

               (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and

               (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage for any described above shall occur as of any Distribution Date only if:

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates; or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates; and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%.

        Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class PO Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate: Any one of the Class A, Class IO, Class PO or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit D respectively.

        Senior Percentage: As of any Distribution Date, the lesser of (i) 100% and (ii) a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to 4.02(a)(i),(ii) and (iii) and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(iv).

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a
Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Servicer or any Affiliate of the Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Servicer in respect of servicing compensation that accrues at the Servicing Fee Rate.

        Servicing Fee Rate:  0.250% per annum.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $5,994,575.90 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greatest of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary, (B) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (C) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 34.56% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(v) (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in clause (b) of Section 4.02(a)(v)(B) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date to the extent not payable to the Senior Certificates; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates with a Lower Priority minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer, if any.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Servicer (net of any related expenses permitted to be reimbursed pursuant to
Section  3.10) or  surplus  amounts  held by the  Servicer  to  cover  estimated
expenses  (including,   but  not  limited  to,  recoveries  in  respect  of  the
representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Targeted Principal Balances: With respect to the Class A-4 Certificates and any Distribution Date, the amount set forth in the table on Appendix A under "Targeted Principal Balances for Class A-4 Certificates" opposite that Distribution Date.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the REMICs due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  The segregated pool of assets consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Payment Account and identified as belonging to the Trust Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, and

(v)            all proceeds of clauses (i) through (v) above.

        A REMIC election with respect to the Trust Fund.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States  Person:  (i) A citizen or resident of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a United States Person.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, as designated in Section 11.09.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). The Company, the Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust Fund that is either (i) a High-Cost Home Loan as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a High-Cost Home Loan as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (ii) a High-Cost Home Loan as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or
(iv) a High-Cost Home Loan as defined in the Indiana High Cost Home Loan Law Act effective January 1, 2005.

(b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the original Mortgage Note, with respect to each Mortgage Loan so assigned, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to GMACM. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "____________, successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "____________ formerly known as [previous name]."

In lieu of delivering the Mortgage Note relating to any Mortgage Loan, the Company may deliver or cause to be delivered a lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, and, if available, a copy of each original Mortgage Note; provided, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Company, in lieu of delivering the above documents, may deliver or cause to be delivered to the Custodian, if any, or the Trustee, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loan in the Payment Account on the Closing Date.

(c) All other documents contained in the Mortgage File and any original documents relating to the Mortgage Loans not contained in the Mortgage File or delivered to the Custodian, if any, or the Trustee are and shall be held by the Servicer in trust as agent for the Trustee on behalf of the Certificateholders.

        In the event that in connection with any Mortgage Loan: (a) the original recorded Mortgage (or evidence of submission to the recording office), (b) all interim recorded assignments, (c) the original recorded modification agreement, if required, or (d) evidence of title insurance (together with all riders thereto, if any) satisfying the requirements of clause (I)(ii), (iv), (vi) or
(vii) of the definition of Mortgage File, respectively, have not been delivered to the Servicer concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office, or, in the case of each such interim assignment or modification agreement, because the related Mortgage has not been returned by the appropriate recording office, in the case of clause (I)(ii), (iv) or (vi) of the definition of Mortgage File, or because the evidence of title insurance has not been delivered to the Seller by the title insurer in the case of clause
(I)(vii) of the definition of Mortgage File, the Servicer shall use its reasonable best efforts to obtain, (A) in the case of clause (I)(ii), (iv) or
(vi) of the definition of Mortgage File, such original Mortgage, such interim assignment, or such modification agreement, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, or (B) in the case of clause (I)(vii) of the definition of Mortgage File, evidence of title insurance.

(d) If any of the documents held by the Servicer pursuant to clause (c) above are missing or defective in any other respect and such missing document or defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Servicer shall request that GMACM either (i) cure such defect in all material respects, (ii) substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.04, or (iii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which GMACM was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. If GMACM fails to comply with such request by the Servicer, the Servicer shall notify the Trustee of such missing document or material defect and the Trustee shall notify GMACM of its obligation to comply with clause (i), (ii) or (iii) of the preceding sentence. It is understood and agreed that the obligation of GMACM to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists, shall constitute the sole remedy respecting such material defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Trustee in the Payment Account, or upon receipt by the Servicer in the Custodial Account. Upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, and upon receipt of a Request for Release from the Servicer, the Custodian on behalf of the Trustee, shall (i) release or cause to be released to GMACM the related Mortgage Note, and (ii) cause the Servicer to release to GMACM any remaining documents in the related Mortgage File which are held by the Servicer. The Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as GMACM shall require as necessary to vest in GMACM ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage Note.

(e) The Servicer shall keep in its possession (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be held by the Servicer.

        Except as may otherwise expressly be provided herein, none of the Seller, the Servicer or the Trustee shall assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

        The Servicer shall cause to be filed the UCC assignment and UCC financing statement referred to in clause (II)(vii) and (x), respectively, of the definition of Mortgage File. If any UCC assignment or amendment or UCC financing statement, as applicable, is lost or returned unfiled to the Servicer because of any defect therein, the Servicer shall prepare a substitute UCC assignment or amendment or UCC financing statement, as applicable, or cure such defect, and cause such UCC assignment or amendment or UCC financing statement, as applicable, to be filed in accordance with this paragraph. In connection with its servicing of Cooperative Loans, the Servicer will use its reasonable best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Servicer further agrees that it will cause, at the Servicer's own expense, as soon as practicable after the Closing Date, the MERS(R) System to indicate that such MortgagE Loans have been assigned to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the specific code which identifies the Trustee as the assignee of such Mortgage Loan and (b) the series specific code in the field "Pool Field" which identifies the series of Certificates issued in connection with such Mortgage Loans. The Servicer agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement, and there is filed any financing statement or amendment thereof necessary to comply with the New York Uniform Commercial Code or the Uniform Commercial Code of any applicable jurisdiction.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a grant of a security interest in the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans are held to be property of the Company or of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement be and hereby is a security agreement within the meaning of Article 9 of the Uniform Commercial Code of any applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right, title and interest, whether now owned or hereafter acquired, in and to the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Payment Account or the Custodial Account, whether in the form of cash, instruments, securities or other property, (D) all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing, and (E) all proceeds of the foregoing, and (2) an assignment by the Company to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C), (D) and (E) granted by the Seller to the Company pursuant to the Purchase Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of any of the foregoing property shall be deemed to be possession by the secured party, or possession by a purchaser or a person holding for the benefit of such secured party, for purposes of perfecting the security interest pursuant to the Pennsylvania Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-313 and 9-314 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee (as applicable) for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, GMACM and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, in accordance with the Servicer's instructions, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in the Mortgage Loans, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of the Seller or the Company and (3) any transfer of any interest of the Seller or the Company in any Mortgage Loan. The Company shall file or cause to be filed the original filing necessary under the Uniform Commercial Code to perfect the Trustee's security interest in the Mortgage Loans.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges that the Custodian, acting on behalf of the Trustee, has received (subject to any exceptions noted in the custodian certification described below) the Mortgage Notes and the Trustee declares that it holds or will hold the assets included in the definition of "Trust Fund," in trust for the exclusive use and benefit of all present and future Certificateholders.

        The Trustee agrees, for the benefit of the Certificateholders, that pursuant to the Custodial Agreement, the Custodian will review each Mortgage Note and will execute and deliver, or cause to be executed and delivered, to GMACM, the Trustee and the Servicer a custodian certification substantially in the form annexed hereto as Exhibit M on or prior to the Closing Date. Pursuant to the Custodial Agreement, in conducting such review, the Custodian is required to ascertain whether the Mortgage Notes have been executed and received, and whether the Mortgage Notes relate, determined on the basis of the original principal balance and loan number, to the Mortgage Loans. Neither the Custodian nor the Trustee shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or are in recordable form or that they are other than what they purport to be on their face.

        If, in the process of reviewing the Mortgage Notes and preparing the certifications referred to above, the Custodian finds any Mortgage Note to be missing or contains any defect which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Custodian is required pursuant to the Custodial Agreement, to notify the Trustee, the Company and the Seller, and the Trustee shall request that GMACM cure any such defect in all material respects within 90 days from the date on which GMACM was notified of such defect, and if GMACM does not cure such defect in all material respects during such period, the Trustee shall request on behalf of the Certificateholders that GMACM either (i) substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.04, or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which GMACM was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of GMACM to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in, or omission of, a Mortgage Note exists shall constitute the sole remedy respecting such material defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Trustee in the Payment Account, or upon receipt by the Servicer in the Custodial Account. Upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, and upon receipt of a Request for Release from the Servicer, the Custodian on behalf of the Trustee, shall (i) release or cause to be released to GMACM the related Mortgage Note, and (ii) cause the Servicer to release to GMACM any remaining documents in the related Mortgage File which are held by the Servicer. The Trustee execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as GMACM shall require as necessary to vest in GMACM ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage Note.

Section 2.03.  Representations, Warranties and Covenants of the Servicer.

        The Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not violate the Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law and to public policy as it relates to indemnification and contribution under applicable securities laws;

(iv) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Servicer will, to the knowledge of the Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

(viii) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Notes to the Custodian, if any, or the Trustee.

Section 2.04.  Representations and Warranties of the Seller.

        The Company hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Purchase Agreement insofar as the Purchase Agreement relates to the representations and warranties made by the Seller in respect of the Mortgage Loans and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made by the Seller in the Purchase Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Purchase Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Servicer shall promptly notify the Seller of such breach and request that the Seller either (i) cure such breach in all material respects within 90 days from the date the Seller was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Purchase Agreement, the Seller, shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Seller shall deliver to the Custodian with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note endorsed as required by Section 2.01, and the Seller shall deliver to the Servicer with respect to such Qualified Substitute Mortgage Loan, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required to be held by the Servicer pursuant to Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Purchase Agreement as of the date of substitution.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). The Servicer shall deposit the amount of such shortfall received from the Seller into the Custodial Account on the day of substitution. Prior to the delivery of the Qualified Substitute Mortgage Loan, the Servicer shall give notice in writing to the Trustee of any such shortfall, which notice shall be accompanied by an Officer's Certificate stating that such Mortgage Loan is a Qualified Substitute Mortgage Loan and as to the calculation of any such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller to cure such breach or purchase (or to substitute for) such Mortgage Loan as to which a breach of its representations and warranties has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. In connection with the purchase of or substitution for any such Mortgage Loan by the Seller, the Trustee shall assign, pursuant to an assignment delivered to the Trustee by the Seller, to the Seller or its designee all of the right, title and interest in respect of the Purchase Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Notes to the Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

Section 2.06.  Purposes and Powers of the Trust Fund.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities. The trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01.  Servicer to Act as Servicer.

(a) The Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of anY Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and thE Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Servicer pursuant to Section 3.10(a)(ii). Notwithstanding the foregoing, subject to Section 3.07(a), the Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the REMIC formed under this Agreement to fail to qualify as a REMIC under the Code. Upon request, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Servicer or any Subservicer pursuant to such powers of attorney. In connection with servicing and administering the Mortgage Loans, the Servicer and any Affiliate of the Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Servicer of amounts received by the Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Servicer hereunder.

Section 3.02.   Subservicing   Agreements  Between  Servicer  and  Subservicers;
        Enforcement of Subservicers' and Seller's Obligations.

        The Servicer may enter into Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Servicer in respect of such Mortgage Loan. Any Subservicing Fee shall be paid by the Servicer out of the Servicing Fee for the related Mortgage Loans. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer.

Section 3.03.  Successor Subservicers.

        The Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.

Section 3.04.  Liability of the Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer or the Seller for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Servicer shall for any reason no longer be the servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its reasonable efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable; provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the Servicing Fee Rate. In connection with any Curtailment of a Mortgage Loan, the Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury
Regulation Section 1.860G-2(b)(3). The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts held in trust, entitled "GMAC Mortgage Corporation Custodial Account in trust for the benefit of the Holders of GMACM Mortgage Pass-Through Certificates, Series 2006-J1." Each Custodial Account shall be an Eligible Account. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Servicer.

        Within two Business Days of receipt, except as otherwise specifically provided herein, the Servicer shall deposit or cause to be deposited the following payments and collections remitted by subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on such Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Net Mortgage Rate on the Mortgage Loans, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred, minus the amount of any interest paid by a Mortgagor in connection with a Principal Prepayment in Full for the calendar month in which such Principal Prepayment is to be distributed pursuant to Section 4.02;

(iii)          Insurance   Proceeds,   Subsequent   Recoveries  and  Liquidation
               Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.04;

(v)            Any amounts required to be deposited pursuant to Section 3.07(c);
               and

(vi) All amounts transferred from the Payment Account to the Custodial Account in accordance with Section 4.02(a)(vi).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Servicer shall maintain records with respect to all deposits made pursuant to this Section. All funds deposited in the Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.10.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,
2.04 and 4.07 received in any calendar month, the Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Servicer shall use commercially reasonable efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Payment Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall be acceptable to the Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before each Determination Date, the Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Servicer.

(b) In addition to the Custodial Account and the Payment Account, the Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall be hold in trust, entitled "GMAC Mortgage Corporation Servicing Account in trust for the benefit of the of the Holders of GMACM Mortgage Pass-Through Certificates, Series 2006-J1." Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. As part of its servicing duties, the Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(c) The Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Servicer. The Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are collected on or attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Payment Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers or received from Mortgagors as interest in respect of Curtailments;

(vi) to pay the Seller, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)           to  reimburse   itself  or  the  related   Subservicer  for  any
                Nonrecoverable Advance or any Advance that was ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any
                Advance   reimbursable  to  the  Servicer  pursuant  to  Section
                4.02(a);

(viii) to reimburse itself, the REMIC Administrator or the Company for expenses incurred by and reimbursable to it, the REMIC Administrator or the Company pursuant to Sections 3.01(a), 3.01(b), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)            Since, in connection with  withdrawals  pursuant to clauses (ii),
               (iii), (v) and (vi), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Servicer shall be entitled to reimburse itself or the related Subservicer for any Advance made in respect of a Mortgage Loan that the Servicer determines to be a Nonrecoverable Advance or an Advance that was ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Payment Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Payment Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Servicer or the related Subservicer).

Section 3.11. Maintenance of the Primary Insurance Policies; Collections Thereunder.

(a) The Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect a Primary Insurance Policy in the case of each Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the appraised value based on the most recent appraisal of the Mortgaged Property performed by a qualified appraiser, such appraisal to be included in the related servicing file. The Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10.

Section 3.12.  Maintenance  of  Hazard  Insurance  and  Omissions  and  Fidelity
        Coverage.

(a) The Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) hazard insurance with extended coverage in an amount which is equal to the lesser of (i) the greater of (A) the principal balance owing on such Mortgage Loan and (B) the percentage such that the proceeds thereof shall be sufficient to prevent the application of a co-insurance clause; or (ii) 100 percent of the insurable value of the improvements. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency
Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 3.07, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of related late payments by the Mortgagor, out of Insurance Proceeds and Liquidation Proceeds or from amounts on deposit in the Custodial Account to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

        If the Servicer shall obtain and maintain a blanket hazard insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Payment Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the Payment Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer's officers and employees and other persons acting on behalf of the Servicer in connection with its activities under this Agreement. The amount of coverage, taken together, shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, with respect to the Servicer if the Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements set forth above.

Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

(b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, that in connection with any such assumption, no material term of the Mortgage Note may be changed. Upon receipt of appropriate instructions from the Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability delivered to it by the Servicer and as directed in writing by the Servicer. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer or such Subservicer as additional servicing compensation.

(c) The Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and if it has also determined that any portion of the REMIC would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof. Any fee collected by the Servicer or the related Subservicer for processing such a request will be retained by the Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee, if so directed by the Servicer, and the Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit K, in form and substance satisfactory to the Trustee and the Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and
(iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

(e) Consistent with the terms of this Agreement, the Servicer may modify any Mortgage Loan to provide for bi-weekly payments in connection with its "Bi-Saver Program" if requested to do so from the related Mortgagor; provided, however, that the Servicer may not modify or permit any Subservicer to modify any Mortgage Loan in accordance with this clause (e), if such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable; provided, further, that upon such modification, the Servicer shall purchase such Mortgage Loan from the Trust Fund at the Purchase Price therefor. If at any time the Servicer makes a payment to the Payment Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Payment Account, then the Trustee shall execute the assignment of such Mortgage Loan delivered to it by the Servicer at the request of the Servicer, without recourse to or representation or warranty by the Trustee, to the Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Servicer shall thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities, as shall meet the requirements of the Insurer under any Required Insurance Policy, and as shall be consistent with the provisions of this Agreement. With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. If the Trustee's name is placed on the title to such REO Property, it shall be solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder. The Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Servicer pursuant to this Section 3.14(a), the Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one (1) mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

        The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae guidelines, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Each disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders.

        Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a Curtailment of the related Mortgage Loan.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of the applicable REMIC as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the REMIC to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with
Section 3.10(a)(ii); second, to all Servicing Fees and Subservicing Fees payable therefrom (and the Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); third, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; fourth, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Notes.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian, if any, or the Trustee (if it holds the related Mortgage Note) by delivery of a Request for Release substantially in the form attached hereto as Exhibit F requesting delivery to it of the Mortgage Note. The Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf oF the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Payment Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer shall deliver a Request for Release to the Custodian, if any, or the Trustee (if it holds the related Mortgage Note) requesting that possession of the Mortgage Note be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee (if it holds the related Mortgage Note) or the Custodian shall deliver the Mortgage Note to the Servicer. The Servicer shall cause each Mortgage Note so released to be returned to the Trustee, or the Custodian on behalf of the Trustee when the need therefor by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage Note has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered directly or through a Subservicer to the Trustee and the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage Note was delivered and the purpose or purposes of such delivery. In the event of the liquidation of any such Mortgage Loan, the Custodian, if any, or the Trustee shall deliver the Request for Release with respect thereto to the Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Servicer on the Trustee's behalf shall execute and deliver any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

(d) Notwithstanding any other provisions of this Agreement, the Servicer shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any related Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Custodial Account(s), shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Custodial Account, Payment Account or any related Servicing Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv) and (v) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or otherwise shall be retained by the Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, certain expenses of the Trustee as provided in Section 8.05, and the fees and expenses of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.01, 3.10 and 3.14.

(d)  The  Servicer's  right  to  receive  servicing   compensation  may  not  be
transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of the Servicing Fee that the Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. In making such reduction, the Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii).

Section 3.17.  Reports to the Trustee and the Depositor.

        Not later than fifteen days after it receives a written request from the Trustee or the Depositor, the Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Servicer shall deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, (i) a servicing assessment as described in Section 4.03(f)(ii) and
(ii) a servicer compliance statement, signed by an authorized officer of the Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

        (A) A review of the Servicer's activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

        (B) To the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

        The Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish to the Depositor and the Trustee the attestation required under Item 1122(b) of Regulation AB. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers

Section 3.20. Periodic Filings with the Securities and Exchange Commission; Additional Information.

(a) The Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder, including without limitation, reports on Form 10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by a Responsible Officer of the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Servicer nor the Trustee shall have any liability with respect to the Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Servicer's inability or failure to obtain any information not resulting from the Servicer's own negligence or willful misconduct.

(b) Any Form 10-K filed with the Commission in connection with this Section 3.20 shall include, with respect to the Certificates relating to such 10-K:

               (i) A certification, signed by the senior officer in charge of the servicing functions of the Servicer, in the form attached as Exhibit N-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

               (ii) A report  from the  Servicer  regarding  its  assessment  of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant Commission regulations, as described in Item 1122(a) of Regulation AB. The Servicer shall obtain from all other parties participating in the servicing function any required assessments.

               (iii) With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and Section 3.19.

               (iv) The servicer compliance certificate required to be delivered pursuant Section 3.18.

(c) In connection with the Form 10-K Certification, the Trustee shall provide the Servicer with a back-up certification substantially in the form attached hereto as Exhibit N-2.

(d) This Section 3.20 may be amended in accordance with this Agreement without the consent of the Certificateholders.

(e) The Trustee shall make available on the Trustee's internet website each of the reports filed with the Commission by or on behalf of the Depositor under the Exchange Act, upon delivery of such report to the Trustee.



Section 3.21.  Rights of the Company in Respect of the Servicer.

        The Servicer shall afford the Company and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

Section 3.22.  Administration of Buydown Funds.

(a) With respect to any Buydown Mortgage Loan, the Servicer will withdraw from the account that satisfies the requirements for a Subservicing Account (the "Buydown Account") the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and deposit that amount in the Custodial Account together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Servicer shall withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Servicer or the insurer under any related Primary Insurance Policy), the Servicer shall withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and deposit the same in the Custodial Account or, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.23.  Advance Facility.

(a) The Servicer is hereby authorized to enter into any facility (an "Advance Facility") with any Person (any such Person, an "Advance Facility Counterparty"), without the consent of any party to this Agreement, which provides that the Servicer may pledge or sell its rights to receive reimbursement of Advances, advances of taxes pursuant to Section 3.01(b) and advances of insurance pursuant to Section 3.12 (collectively, "Facility Advances") pursuant to this Agreement ("Advance Reimbursement Rights") pursuant to credit facilities, repurchase facilities, or similar facilities providing liquidity for the funding of Facility Advances, including facilities providing that such Advance Facility Counterparty may make all or a portion of Facility Advances. Notwithstanding the existence of any Advance Facility under which an Advance Facility Counterparty agrees to fund Facility Advances on the Servicer's behalf, the Servicer shall remain obligated pursuant to this Agreement to make any Facility Advances as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.

(b) If the Servicer enters into an Advance Facility, the Servicer shall promptly give written notice to the Trustee, which shall include the identity of the Advance Facility Counterparty, and for so long as an Advance Facility Counterparty remains entitled to receive reimbursement for any Facility Advances ("Advance Reimbursement Amount"), then the Servicer shall identify such Advance Reimbursement Amount as received, consistently with the reimbursement rights set forth in Section 3.10 of this Agreement, and shall remit such Advance
Reimbursement Amount in accordance with the documentation establishing the Advance Facility to such Advance Facility Counterparty or to a trustee, agent or custodian (an "Advance Facility Trustee") designated in writing to the Trustee by such Advance Facility Counterparty. Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Servicer may withdraw from the Custodial Account, and the Servicer shall pay to the Advance Facility Counterparty or the Advance Facility Trustee, the Advance Reimbursement Amount identified pursuant to the preceding sentence. The Trustee shall have no obligation with respect to the calculation or payment of any Advance Reimbursement Amount nor, as a result of the existence of any Advance Facility shall the Trustee have any obligation to track, monitor or administer such Advance Facility.

(c) The Advance Reimbursement Amount shall consist solely of amounts in respect of Facility Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related Facility Advances. Any Advance Reimbursement Amount that the Servicer, in its capacity as Servicer, is entitled to be paid shall not be included in distributions to Certificateholders. An Advance Facility Counterparty whose obligations are limited to the making of Facility Advances will not be deemed to be a Subservicer under this Agreement or be required to meet the criteria for qualification as a Subservicer under this Agreement.

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Payment Account.

(a) The Trustee shall establish and maintain a Payment Account for the benefit of the Certificateholders in which the Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Payment Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Payment Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Payment Account pursuant to Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee may invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Payment Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Trustee out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

(a) On each Distribution Date the Trustee or the Paying Agent appointed by the Trustee, shall distribute in accordance with the Remittance Report first, to the Trustee, payment for any servicing transfer expenses reimbursable to the Trustee pursuant to Section 7.02(a), and that have not been paid or reimbursed to the Trustee by the Servicer, allocated in reduction of the
               Available Distribution Amount, second, to the Servicer, in the case of a distribution pursuant to Section 4.02(a)(vi) below, the amount required to be distributed to the Servicer or a Subservicer pursuant to Section 4.02(a)(vi) below, and third, to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Trustee or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register for such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the
               Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the Available Distribution Amount (net of the amounts payable above):

(i) to the Holders of the Senior Certificates (other than the Principal Only Certificates and on or prior to an Accretion Termination Date, the related Accrual Certificates, to the extent of the related Accrual Distribution Amount) on a pro rata basis based on Accrued Certificate Interest payable on such Classes of Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a), in each case in respect of interest on such Classes;

(ii) from Available Distribution Amounts remaining, to the Holders of the Class PO Certificates, the Class PO Principal Distribution Amount;

(iii)          from  remaining  Senior  Principal  Distribution  Amount,  to the
               Holders of the Class R Certificates, applied to reduce the Certificate Principal Balance of the Class R Certificates;

(iv) to the Holders of the Accretion Directed Certificates, the Accrual Distribution Amounts in the priority set forth in Section 4.02(b) and 4.02(c);

(v) to the Senior Certificates (other than the Class PO Certificates), in the priorities and amounts set forth in Section 4.02(d), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

        (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

        (2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Sections 2.02, 2.04 or 4.07, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.02 or Section 2.04, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

        (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(iv)(B) below, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month or, in the case of Principal Prepayment in Full, during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in clause (a)(iii) of the definition of Class PO Principal Distribution Amount);

(C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D) any Excess Subordinate Principal Amount but only to the extent of Eligible Funds for such Distribution Date; and

(E) any amounts described in clauses (A), (B) and (C) of this Section 4.02(a)(iv), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

(vi) from Available Distribution Amounts remaining, if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(vii) from Available Distribution Amounts remaining, to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(viii) from Available Distribution Amounts remaining, to the Holders of the Class M-1 Certificates, an amount equal to (x) the
               Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(x), (xii), (xiv), (xvi), (xvii) and (xviii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(ix) from Available Distribution Amounts remaining, to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(x) from Available Distribution Amounts remaining, to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xii), (xiv), (xviii), (xvii) and (xviii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(xi) from Available Distribution Amounts remaining, to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xii) from Available Distribution Amounts remaining, to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv), (xvi), (xvii) and (xviii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(xiii) from Available Distribution Amounts remaining, to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiv) from Available Distribution Amounts remaining, to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xvi), (xvii) and (xviii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xv) from Available Distribution Amounts remaining, to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xvi) from Available Distribution Amounts remaining, to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xvii) and (xviii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xvii) from Available Distribution Amounts remaining, the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xviii) are insufficient therefor;

(xviii) from Available Distribution Amounts remaining, from Available Distribution Amounts remaining, to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xix) from Available Distribution Amounts remaining, to the Holders of Senior Certificates (other than the Class PO Certificates), in the priority set forth in Section 4.02(d), applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate outstanding Certificate Principal Balance of such Classes of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding, beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates;

(xx) from Available Distribution Amounts remaining, to the Trustee, any fees and/or expenses payable or reimbursable by the Servicer pursuant to Section 8.05 hereof, to the extent not paid by the Servicer; and

(xxi) from the remaining Senior Distribution Amounts remaining, to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date shall be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Servicer to make any required Advance, or the determination by the Servicer that any proposed Advance would be a Nonrecoverable Advance, with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

(b) The Accrual Distribution Amounts on each Distribution Date will be made in the following priority and amounts:

               (i) an amount equal to the Class A-3 Accrual Distribution Amount will be distributed, sequentially, as follows:

        (A) sequentially, to the Class A-1 Certificates, and then to the Class A-2 Certificates, until the aggregate Certificate Principal Balances of the Class A-1 and Class A-2 Certificates have been reduced to the Aggregate Planned Principal Balance;

        (B) to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to the Targeted Principal Balance for such Distribution Date;

        (C) to the Class A-5 Certificates, until the Certificate Principal Balances thereof have been reduced to zero;

        (D) to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero without regard to the Targeted Principal Balance;

        (E) sequentially, to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero and then to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, without regard to the Aggregate Planned Principal Balance; and

        (F) to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(c) an amount equal to the Class A-5 Accrual Distribution Amount will be distributed, sequentially, as follows:

               (A)  to  the  Class  A-4  Certificates,   until  the  Certificate
Principal Balance thereof has been reduced to the Targeted Principal Balance for such Distribution Date; and

               (B)  to  the  Class  A-5  Certificates,   until  the  Certificate
Principal Balances thereof have been reduced to zero;

(d) Distributions of the remaining Senior Principal Distribution Amount on each Distribution Date will be made in the following priority and amounts:

(i) first, to the Class A-6 and Class A-7 Certificates, an amount equal to the Class A-6/A-7 Lockout Distribution Amount, pro rata, based on the Certificate Principal Balances of each such class immediately prior to such Distribution Date, until the Certificate Principal Balances thereof have been reduced to zero;

(ii) second, sequentially, to the Class A-1 Certificates, and then to the Class A-2 Certificates, until the aggregate Certificate Principal Balances of the Class A-1 and Class A-2 Certificates have been reduced to the Aggregate Planned Principal Balance;

(iii) third, to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to its Targeted Principal Balance for such Distribution Date;

(iv) fourth, to the Class A-5 Certificates, until the Certificate Principal Balances thereof have been reduced to zero;

(v) fifth, to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero without regard to the Targeted Principal Balance;

(vi) sixth, sequentially, to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero and then to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, without regard to the Aggregate Planned Principal Balance;

(vii) seventh, to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(viii) eighth, to the Class A-6 Certificates and Class A-7 Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

provided, however, that on or after the Credit Support Depletion Date, all priorities relating to distributions as described in this Section 4.02(d) in respect of principal among the various classes of Senior Certificates (other than the Class PO Certificates) will be disregarded, and the Senior Principal Distribution Amount shall be distributed to the remaining Senior Certificates (other than the Class PO Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances.

(e) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class PO Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class PO Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount shall be distributed solely to the holders of the Class PO, Class IO and Subordinate Certificates, in each case as described herein.

(f) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a previously allocated Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with a Certificate Principal Balance greater than zero with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority, up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increase shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Servicer shall have any responsibility for the allocation of such distributions among Depository Participants, brokerage firms and Certificate Owners.

(h) Except as otherwise provided in Section 9.01, if the Servicer anticipates that a final distribution with respect to any Class of Certificates shall be made on the next Distribution Date, the Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after the later of
(i) receipt of such notices or (ii) such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates shall be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office designated by the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Payment Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.  Statements to Certificateholders.

(a) Concurrently with each distribution charged to the Payment Account and with respect to each Distribution Date, the Trustee shall make the Remittance Report available to Certificateholders, the Rating Agencies and other parties to this Agreement via the Trustee's internet website.

        The Trustee's internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way Distribution Date statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties, provided that such procedures are no less convenient for the Certificateholders and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes. The Trustee shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of making the Remittance Report available and may affix to it a disclaimer it deems appropriate in its reasonable discretion.

(b) Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i)(a) and (ii) of Exhibit L attached hereto aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

(c) Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

(d) Upon the written request of any Certificateholder, the Trustee, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information in the Trustee's possession as is necessary and appropriate for purposes of satisfying applicable reporting requirements under Rule 144A. The Company and the Servicer shall cooperate with the Trustee as is reasonably necessary to respond to any such request but the Trustee shall have no liability for failure to provide any information not in the Trustee's possession.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Servicer.

(a) Prior to the close of business on five Business Days succeeding each Determination Date, or if such Determination Date falls on a Friday or a day that is not a Business Day, on four Business Days next succeeding such Determination Date, the Servicer shall furnish the Remittance Report to the Trustee in a mutually agreed upon form of an electromagnetic tape or disk and hard copy, or other automated transmission. The Remittance Report and any information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Trustee for purposes of fulfilling its obligations under Article X and making the distributions described in
Section 4.02, as set forth in written specifications or guidelines issued by the Servicer or the Trustee from time to time. The Trustee shall be protected in relying upon the information set forth in the Remittance Report without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Payment Account Deposit Date, the Servicer shall either (i) deposit in the Payment Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Payment Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Servicer by deposit in the Payment Account on or before 11:00 A.M. New York time on any future Payment Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Payment Account on such Payment Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Company and the Trustee.

        If the Servicer determines as of the Business Day preceding any Payment Account Deposit Date that it will be unable to deposit in the Payment Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to make an Advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Payment Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Servicer shall have directly or indirectly deposited in the Payment Account such portion of the amount of the Advance as to which the Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01,
(a) terminate all of the rights and obligations of the Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Servicer hereunder, including the obligation to deposit in the Payment Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Payment Account.

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the calendar month preceding the month of distribution or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officer's Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, first, if any Realized Loss is on a Discount Mortgage Loan, to the Class PO Certificates in an amount equal to the related Discount Fraction of the principal portion of the Realized Loss until the Certificate Principal Balance of the Class PO Certificates has been reduced to zero, and the remainder of the Realized Losses on Discount Mortgage Loans and the entire amount of Realized Losses on Non-Discount Mortgage Loans will be allocated among all the remaining classes of Senior Certificates on a pro rata basis; provided, however, that all Realized Losses that would otherwise be allocated to the Class A-4 will first be allocated to the Class A-16 Certificates until the Certificate Principal Balance of the Class A-16 Certificates has been reduced to zero and all Realized Losses that would otherwise be allocated to the Class A-12 Certificates will first be allocated to the Class A-15 Certificates until the Certificate Principal Balance of the Class A-15 Certificates has been reduced to zero.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal
Balances, prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Servicer may, upon the written request of and with funds provided by the Junior Certificateholder, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Servicer makes a payment to the Payment Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Payment Account, then the Trustee shall execute the assignment of such Mortgage Loan delivered to it by the Servicer at the request of the Servicer without recourse, representation or warranty and return such assignment to the Servicer for delivery to the Junior Certificateholder, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Junior Certificateholder shall thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Class A, Class IO, Class PO, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. Each Class of Class A Certificates (other than the Class A-7 Certificates, Class A-8 Certificates and Class A-18 Certificates) and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class A-7 Certificates, Class A-8 Certificates and Class A-18 Certificates shall be issuable in minimum dollar denominations of $1,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates, Class M-3 Certificates and each Class of Class B Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof, in the case of the Class M Certificates, and $1,000, in the case of the Class B Certificates, except that one Certificate of the Class B-3 Certificates is issued evidencing the sum of an authorized denomination thereof plus the remainder of the aggregate initial Certificate Principal Balance thereof. Each Class of Class IO and Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the Servicer as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized signatory of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper authorized signatories of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interest in the Book-Entry Certificates agree to initiate such termination, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners
requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

(b)                   Upon  surrender  for   registration  of  transfer  of  any
                      Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Servicer (except that, if such transfer is made by the Company or the Servicer or any Affiliate thereof, the Company or the Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel shall not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Servicer; provided, however, that such representation letters shall not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Servicer, and which investment letter states that, among other things, such transferee
                      (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
                      Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or
                      Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Servicer or
                      (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Servicer with a certification to the effect set forth in paragraph six of Exhibit H or paragraph three of Exhibit J (with respect to any Class B Certificate) or paragraph sixteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company,
                      (ii) the source of funds used to purchase and hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and
                      (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies these subsections (i) through (iii) of this clause (b), a "Complying Insurance Company").

(ii)    Any  Transferee  of  a  Senior   Certificate   (other  than  a  Class  R
        Certificate) or a Class M Certificate shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan
        Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as most recently amended by PTE 2002-41, 67 Fed. Reg. 54487 (August 22, 2002) (the "Issuer Exemption"), and that (i) it understands that there are certain conditions to the availability of the Issuer Exemption including that such Certificate must be rated, at the time of purchase, not lower that "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's and (ii) it is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, or (c) such Transferee is a Complying Insurance Company.

(iii) (A) If any Senior Certificate (other than a Class R Certificate) or any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the Issuer Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(B) Any purported Certificate Owner whose acquisition or holding of any Senior Certificate or any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it shall endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported Transferee shall promptly endorse and deliver the Class R Certificates in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Servicer to such purported Transferee. The terms and conditions of any sale under this clause
        (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Trustee shall make available, upon written request from the Internal Revenue Service or any potentially affected Person, all information in its possession and necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Trustee before it will provide such information to any such potentially affected Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officer's Certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of the REMIC to cease to qualify as a REMIC and will not cause (x) any portion of the REMIC to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)     All  Certificates   surrendered  for  transfer  and  exchange  shall  be
        destroyed by the Certificate Registrar in accordance with its customary procedures.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Servicer, the Trustee, or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f)(iii).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent (if not the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  Optional Purchase of Certificates.

(a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b) The Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the
                      Servicer anticipates that it shall purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Servicer by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 9th day and not later than the 19th day of the month next preceding the month of such final distribution, specifying:

(i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

(ii)                  the purchase price therefor, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Servicer gives the notice specified above, the Servicer shall deposit in the Payment Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

(c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

(d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Payment Account deposited therein by the Servicer pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account (for which funds will be held uninvested) for the benefit of such Certificateholders, and the Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Servicer all amounts distributable to the Holders thereof and shall have no further responsibility therefor and the Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above shall be deemed to have been purchased and the Holder as of such date shall have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Servicer shall be for all purposes the Holder thereof as of such date.

ARTICLE VI

                          THE COMPANY AND THE SERVICER

Section 6.01.  Respective Liabilities of the Company and the Servicer.

        The Company and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or
Section 10.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Servicer; Assignment of Rights and Delegation of Duties by Servicer.

(a) The Company and the Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Servicer shall be a party, or any Person succeeding to the business of the Company or the Servicer, shall be the successor of the Company or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; provided, further, that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; provided, further, that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company, the Servicer and Others.

        Neither the Company, the Servicer nor any of the directors, officers, employees or agents of the Company or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section
3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with
Section 7.02.

ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (i) the Servicer shall fail to deposit or cause to be deposited into the Payment Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise, and in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Servicer by the Trustee or the Company or to the Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Company, or to the Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Servicer or of, or relating to, all or substantially all of the property of the Servicer; or

(v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Payment Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Company may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Servicer and the Company, immediately terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Payment Account or thereafter be received with respect to the Mortgage Loans, and the delivery to the Trustee of the Mortgage Files, and the recordation of Assignments of Mortgages to the Trustee if MERS is not the mortgagee of a Mortgage Loan or otherwise in accordance with Section 7.02(b). No such termination shall release the Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of GMACM in its capacity as Servicer hereunder, GMACM shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating GMACM's rights and obligations as Servicer hereunder and received after such notice, that portion to which GMACM would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to GMACM hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Section 7.02.  Trustee to Act; Appointment of Successor.

(a) Within 90 days of the time the Servicer resigns pursuant to Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee or a successor Servicer appointed by the Trustee hereunder shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Servicer, including the obligation to make Advances which have been or will be required to be made, but excluding the representations of the Servicer contained in Section 2.03, by the terms and provisions hereof; provided that any failure to perform such duties or responsibilities caused by the predecessor Servicer's failure to provide information required by Section 4.02 or 4.03 shall not be considered a default by the Trustee as successor Servicer hereunder; provided, further, that the Trustee shall have no obligation whatsoever with respect to any liability (other than Advances deemed recoverable and not previously made) incurred by the predecessor Servicer at or prior to the time of receipt by such Servicer of the notice of termination pursuant to Section 7.01 or receipt by the Trustee of the Opinion of Counsel referred to in Section 6.04. As compensation therefor, the Trustee shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans which the Servicer would have been entitled to charge to the Custodial Account if the Servicer had continued to act hereunder, except for amounts that the Servicer shall be entitled to receive pursuant to Section 7.01. If the Trustee has become the successor to the Servicer in accordance with
Section 6.04 or this Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling to so act, or shall be unable to so act, the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $9,500,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. Each of the Seller, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

        If the Trustee becomes the successor to the Servicer hereunder, the Trustee shall be entitled to be reimbursed by the Servicer for all costs associated with the transfer of the servicing of the Mortgage Loans to the Trustee, including any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans in accordance with this Agreement. To the extent that any such costs and expenses of the Trustee resulting from the termination of the Servicer pursuant to this Section 7.02 are not reimbursed by the terminated Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Payment Account.

        Any successor, including the Trustee, to the Servicer shall maintain in force during its term as Servicer hereunder insurance policies and fidelity bonds as may be required to be maintained by the Servicer pursuant to Section 3.12.

        If the Trustee shall succeed to any duties of the Servicer with respect to the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of Article VIII shall be inapplicable to the Trustee in its duties as successor Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as trustee); the provisions of Article III, however, shall apply to the Trustee in its capacity as successor Servicer.

(b) In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, including the Trustee if the Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Servicer. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall make available, forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Servicer such information as the Servicer may reasonably request from time to time for the Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of the REMIC as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Company or any Certificateholder specifically identifying this transaction; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions, including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct by the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)            Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of its trusts or powers hereunder or perform any of its duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Servicer in a timely manner any Tax Returns prepared by or on behalf of the Servicer that the Trustee is required to sign as determined by the Servicer pursuant to applicable federal, state or local tax laws, provided that the Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel, which shall not be a cost of the Trustee or the Trust Fund, to the effect that such contribution will not (i) cause any portion of the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Notes) shall be taken as the statements of the Company or the Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan, Mortgage File or related document, or of MERS or the MERS(R) System. The Trustee shall not be accountable for the use or application by the CompanY or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Payment Account by the Company or the Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee. The Trustee may transact business with the Company, the Servicer, and their Affiliates, with the same rights it would have if it were not Trustee.

Section 8.05.  Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a) The Servicer shall pay the Trustee's fees and reimburse its expenses hereunder pursuant to a separate agreement to be entered into between the Servicer and the Trustee.

(b) The Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Servicer or the Company or such Paying Agent (other than the Trustee) if selected by the Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

       The Trustee may, with the consent or at the direction of the Servicer and the Company, appoint one or more Custodians who, except for GMAC Bank, are not Affiliates of the Company, the Servicer or the Seller to hold all or a portion of the Mortgage Notes as agent for the Trustee, by entering into a Custodial Agreement; provided, however, that the Trustee may appoint a Custodian that is an Affiliate of the Company, the Servicer or the Seller if the Trustee receives written confirmation from each Rating Agency that such appointment will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodian (other than the Custodian appointed as of the Closing Date) shall have a combined capital and surplus of at least $10,000,000. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee shall maintain an office or agency in the United States where Certificates may be surrendered for registration of transfer or exchange. As of the Closing Date, the Trustee designates the Corporate Trust Office for such purposes. The Trustee shall maintain an office at the address stated in
Section 11.05 hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.



ARTICLE IX

                                   TERMINATION

Section 9.01. Termination Upon Purchase by the Servicer or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

        (i)     the  later of the final  payment  or other  liquidation  (or any
                Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

        (ii) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided, further, that the purchase price set forth above shall be increased as is necessary, as determined by the Servicer, to avoid disqualification of any portion of the REMIC as a REMIC.

        The right of the Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Servicer, the Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Servicer, shall provide to the Trustee and the Custodian a Request for Release substantially in the form attached hereto as Exhibit F and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Servicer, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

(b) The Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a
               Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 9th day and not later than the 19th day of the month next preceding the month of such Final Distribution Date specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)           the amount of any such final payment, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment shall be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Servicer, the Servicer shall deposit in the Payment Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Servicer's election to repurchase, or (ii) if the Servicer elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Payment Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Servicer all amounts distributable to the holders thereof and the Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

Section 9.02.  Additional Termination Requirements.

(a) The REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Servicer shall establish a 90-day liquidation period for the REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Servicer is exercising its right to purchase the assets of the Trust Fund, the Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.


ARTICLE X


                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as the REMICs under the Code and, if necessary, under applicable state law. The assets of the REMIC are set forth in this Agreement. Such election shall be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC shall be set forth in Section 10.03. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "Startup Day" of the REMIC comprising the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) GMACM shall hold a Class R Certificate representing a 0.01% Percentage Interest in each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, on behalf of the tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts collected on or attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

(f) The Servicer and the REMIC Administrator shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of the REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Servicer and the REMIC Administrator, to the extent reasonably requested by the Servicer and the REMIC Administrator to do so). The Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC created hereunder or any related assets thereof, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee shall consult with the Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the REMIC, and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Servicer or the REMIC Administrator. At all times as may be required by the Code, the Servicer shall to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC created hereunder as "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to the REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to the REMIC created hereunder unless (subject to Section 10.01(f)) the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which the REMIC created hereunder will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" for the REMIC Regular Interest shall be the Maturity Date.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC created hereunder.

(m) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC created hereunder, (iii) the termination of the REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the REMIC, nor sell or dispose of any investments in the Custodial Account or the Payment Account for gain nor accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the REMIC as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n) The Trustee shall apply for an employer identification number from the Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

Section 10.02. Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability shall not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Servicer in which case
Section 10.02(c) shall apply.

(c) The Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        The REMIC Administrator shall make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans) as a REMIC for federal income tax purposes.

        The Class A, Class IO, Class PO, Class M and Class B Certificates, will be "regular interests" in REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

Section 10.04. Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the REMIC created hereunder as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Payment Account or to change the name in which the Custodial Account is maintained, provided that (A) the Payment Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) subject to the requirements of Section 5.02(f)(v) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Servicer, the Trustee and the Company, as applicable:

Recipient                           Address
Company                             8400 Normandale Lake Boulevard
                                    Suite 250, Minneapolis, Minnesota 55437,
                                    Attention: President
Servicer                            100 Witmer Road
                                    Horsham, Pennsylvania 19044,
                                    Attention: President
Trustee                             Wells Fargo Bank, National Association
                                    9062 Old Annapolis Rd.
                                    Columbia, Maryland 21045
                                    Attention: Corporate Trust Services--GMACM
                                    2006-J1

                                    For Overnight Deliveries:
                                    Wells Fargo Bank, National Association
                                    P.O.   Box  98  Columbia,   Maryland   21046
                                    Attention:  Corporate Trust  Services--GMACM
                                    2006-J1

Standard & Poor's                   55 Water Street
                                    New York, New York 10041
Fitch                               One State Street Plaza
                                    New York, New York 10004


Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g) or (h) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a) a material change or amendment to this Agreement,

(b) the occurrence of an Event of Default,

(c) the termination or appointment of a successor Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Servicer's  blanket  fidelity bond and the
errors  and  omissions   insurance  policy  required  by  Section  3.12  or  the
cancellation or modification of coverage under any such instrument,

(e) the statement required made available to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Servicer to make an Advance pursuant to Section 4.04, and

(h) the occurrence of the Final Distribution Date.

provided, however, that with respect to notice of the occurrence of the events described in clauses (d) or (g) above, the Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Servicer and the Trustee; provided, that neither the Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the REMIC created hereunder as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund or the REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the
Code).

Section 11.09. Allocation of Voting Rights.

        98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class IO Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class IO Certificates, in accordance with their respective Percentage Interests, and 1.0% of all Voting Rights shall be allocated among the Holders of the Class R Certificates, respectively, in accordance with their respective Percentage Interests.

Section 11.10. Non-Petition.

        The Company, the Seller, the Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement; provided, however, the Trustee may file proofs of claim.


ARTICLE XII

                          COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of Parties; Reasonableness.

        The Company, the Trustee and the Servicer acknowledge and agree that the purpose of this Article XII is to facilitate compliance by the Company with the provisions of Regulation AB and related rules and regulations of the Commission. The Company shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the Servicer and the Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Company in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Each of the Servicer and the Trustee shall cooperate reasonably with the Company to deliver to the Company (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Company to permit the Company to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

(a) The Trustee shall be deemed to represent to the Company as of the date hereof and on each date on which information is provided to the Company under Sections 12.01, 12.02(b) or 12.03 that, except as disclosed in writing to the Company on or prior to such date: (i) it is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other Securitization Transaction due to any default of the Trustee; (ii) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its trustee obligations under this Agreement or any other Securitization Transaction as to which it is the trustee; (iii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it that would be material to Certificateholders; (iv) there are no relationships or transactions relating to the Trustee with respect to the Company or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the Securitization Transaction contemplated by the Agreement, as identified by the Company to the Trustee in writing as of the Closing Date (each, a "Transaction Party") that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the Securitization Transaction, and that are material to the investors' understanding of the Certificates; and (v) the Trustee is not an affiliate of any Transaction Party. The Company shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b) If so requested by the Company on any date following the Closing Date, the Trustee shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide the pertinent facts, in writing, to the Company. Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 12.03. Information to be Provided by the Trustee.

        For so long as the Certificates are outstanding, for the purpose of satisfying the Company's reporting obligation under the Exchange Act with respect to any class of Certificates, the Trustee shall provide to the Company a written description of (a) any litigation or governmental proceedings pending against the Trustee as of the last day of each calendar month that would be material to Certificateholders, and (b) any affiliations or relationships (as described in Item 1119 of Regulation AB) that develop following the Closing Date between the Trustee and any Transaction Party of the type described in Section 12.02(a)(iv) or 12.02(a)(v) as of the last day of each calendar year. Any descriptions required with respect to legal proceedings, as well as updates to previously provided descriptions, under this Section 12.03 shall be given no later than five Business Days prior to the Determination Date following the month in which the relevant event occurs, and any notices and descriptions required with respect to affiliations, as well as updates to previously provided descriptions, under this Section 12.03 shall be given no later than January 31 of the calendar year following the year in which the relevant event occurs. As of the date the Servicer files each Report on Form 10-D and Report on Form 10-K with respect to the Certificates, the Trustee will be deemed to represent that any information previously provided under this Article XII is materially correct and does not have any material omissions unless the Trustee has provided an update to such information.

Section 12.04. Report on Assessment of Compliance and Attestation.

        On or before March 15 of each calendar year that the Trust is subject to the reporting requirements of the Exchange Act or if otherwise required under Regulation AB, the Trustee shall::

(c) deliver to the Company a report (in form and substance reasonably satisfactory to the Company) regarding the Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Company and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit O hereto; and

(d) deliver to the Company a report of a registered public accounting firm reasonably acceptable to the Company that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules
1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(e) The Trustee shall indemnify the Depositor, each affiliate of the Depositor, the Servicer and each broker dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' attestation or other material provided under this Article XII by or on behalf of the Trustee (collectively, the "Trustee Information"), or (B) the omission or alleged omission to state in the Trustee Information a material fact required to be stated in the Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Trustee Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Trustee Information or any portion thereof is presented together with or separately from such other information; or

(ii)  any  failure  by  the  Trustee  to  deliver   any   information,   report,
certification, accountants' attestation or other material when and as required under this Article XII.

(f) In the case of any  failure  of  performance  described  in  clause  (ii) of
Section 12.05(a), the Trustee shall (i) promptly reimburse the Depositor for all costs reasonably incurred by the Depositor in order to obtain the information, report, certification, accountants' attestation or other material not delivered as required by the Trustee and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

(g) The Depositor and the Servicer shall indemnify the Trustee, each affiliate of the Trustee or each Person who controls the Trustee (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers, employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Depositor or Servicer for inclusion in any report filed with Commission under the Exchange Act (collectively, the "GMACM Information"), or (ii) the omission or alleged omission to state in the GMACM Information a material fact required to be stated in the GMACM Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (ii) of this paragraph shall be construed solely by reference to the GMACM Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the GMACM Information or any portion thereof is presented together with or separately from such other information.

        IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the day and year first above written.

                                 RESIDENTIAL ASSET MORTGAGE
                                    PRODUCTS, INC.


                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:


                                 GMAC MORTGAGE CORPORATION



                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Trustee


                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:


                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:

STATE OF                                      )
                                              ) ss.:
COUNTY OF                                     )

        On the _____ day of __________, 200__ before me, a notary public in and for said State, personally appeared __________, known to me to be
_______________ of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                   Notary Public

[Notarial Seal]

STATE OF                                      )
                                              ) ss.:
COUNTY OF                                     )

        On the ___ day of __________, 200__ before me, a notary public in and for said State, personally appeared _______________, known to me to be ________________ of GMAC Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                   Notary Public

[Notarial Seal]

STATE OF        NEW YORK                      )
                                              ) ss.:
COUNTY OF          NEW YORK                   )

        On the ___ day of __________, 200__ before me, a notary public in and for said State, personally appeared ______________, known to me to be a[n] ______________ of Wells Fargo Bank, National Association, a banking association organized under the laws of the United States, that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association, and acknowledged to me that such banking corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                   Notary Public

[Notarial Seal]

                                   APPENDIX A

      AGGREGATE PLANNED PRINCIPAL BALANCES AND TARGETED PRINCIPAL BALANCES


      DISTRIBUTION DATE           AGGREGATE PLANNED         TARGETED PRINCIPAL
                               PRINCIPAL BALANCES FOR     BALANCES FOR CLASS A-4
                                 CLASS A-1 AND CLASS           CERTIFICATES
                                  A-2 CERTIFICATES
Initial Balance                      $260,248,000.00          $133,426,000.00
March 2006                           $259,327,585.78          $133,426,000.00
April 2006                           $258,291,549.40          $133,426,000.00
May 2006                             $257,140,330.98          $133,426,000.00
June 2006                            $255,874,344.89          $133,426,000.00
July 2006                            $254,494,079.55          $133,426,000.00
August 2006                          $253,000,097.30          $133,426,000.00
September 2006                       $251,393,034.09          $133,426,000.00
October 2006                         $249,673,599.14          $133,426,000.00
November 2006                        $247,842,574.47          $133,426,000.00
December 2006                        $245,900,814.45          $133,426,000.00
January 2007                         $243,849,245.17          $133,426,000.00
February 2007                        $241,688,863.74          $132,153,289.44
March 2007                           $239,420,737.60          $130,805,304.33
April 2007                           $237,046,003.66          $129,383,980.75
May 2007                             $234,565,867.40          $127,891,390.77
June 2007                            $231,981,601.88          $126,329,738.93
July 2007                            $229,294,546.72          $124,701,358.31
August 2007                          $226,506,106.94          $123,008,706.30
September 2007                       $223,617,751.76          $121,254,360.16
October 2007                         $220,631,013.35          $119,441,012.16
November 2007                        $217,547,485.48          $117,571,464.47
December 2007                        $214,368,822.12          $115,648,623.83
January 2008                         $211,096,735.91          $113,675,495.91
February 2008                        $207,732,996.72          $111,655,179.40
March 2008                           $204,279,429.95          $109,590,859.90
April 2008                           $200,737,914.93          $107,485,803.61
May 2008                             $197,115,006.99          $105,346,717.62
June 2008                            $193,445,295.07          $103,200,604.41
July 2008                            $189,799,722.36          $101,100,075.38
August 2008                          $186,178,129.95           $99,044,442.08
September 2008                       $182,580,359.93           $97,033,025.11
October 2008                         $179,006,255.42           $95,065,153.96
November 2008                        $175,455,660.55           $93,140,166.91
December 2008                        $171,928,420.45           $91,257,410.95
January 2009                         $168,424,381.23           $89,416,241.65
February 2009                        $164,943,390.04           $87,616,023.01
March 2009                           $161,485,294.95           $85,856,127.44
April 2009                           $158,049,945.06           $84,135,935.59
May 2009                             $154,637,190.42           $82,454,836.28
June 2009                            $151,246,882.05           $80,812,226.36
July 2009                            $147,878,871.91           $79,207,510.69
August 2009                          $144,533,012.94           $77,640,101.93
September 2009                       $141,209,159.02           $76,109,420.51
October 2009                         $137,907,164.95           $74,614,894.57
November 2009                        $134,626,886.49           $73,155,959.75
December 2009                        $131,368,180.32           $71,732,059.20
January 2010                         $128,130,904.03           $70,342,643.43
February 2010                        $124,914,916.13           $68,987,170.27
March 2010                           $121,720,076.06           $67,665,104.68
April 2010                           $118,546,244.14           $66,375,918.78
May 2010                             $115,393,281.60           $65,119,091.69
June 2010                            $112,261,050.56           $63,894,109.43
July 2010                            $109,149,414.02           $62,700,464.91
August 2010                          $106,058,235.87           $61,537,657.75
September 2010                       $102,987,380.88           $60,405,194.24
October 2010                          $99,936,714.66           $59,302,587.31
November 2010                         $96,906,103.73           $58,229,356.31
December 2010                         $93,895,415.43           $57,185,027.07
January 2011                          $90,904,517.96           $56,169,131.75
February 2011                         $87,933,280.38           $55,181,208.76
March 2011                            $85,271,958.39           $54,425,967.39
April 2011                            $82,629,561.31           $53,696,528.05
May 2011                              $80,005,961.92           $52,992,452.14
June 2011                             $77,401,033.82           $52,313,306.99
July 2011                             $74,814,651.44           $51,658,665.78
August 2011                           $72,246,690.02           $51,028,107.49
September 2011                        $69,697,025.62           $50,421,216.77
October 2011                          $67,165,535.08           $49,837,583.95
November 2011                         $64,652,096.08           $49,276,804.88
December 2011                         $62,156,587.05           $48,738,480.94
January 2012                          $59,678,887.26           $48,222,218.87
February 2012                         $57,218,876.72           $47,727,630.84
March 2012                            $54,870,054.05           $47,315,760.89
April 2012                            $52,538,222.73           $46,923,828.49
May 2012                              $50,223,266.29           $46,551,468.17
June 2012                             $47,925,069.03           $46,198,319.48
July 2012                             $45,643,515.99           $45,864,026.95
August 2012                           $43,378,492.96           $45,548,240.04
September 2012                        $41,149,018.83           $45,231,480.71
October 2012                          $38,965,910.23           $44,902,478.70
November 2012                         $36,828,313.74           $44,561,639.25
December 2012                         $34,735,390.64           $44,209,358.32
January 2013                          $32,686,316.70           $43,846,022.71
February 2013                         $30,680,281.84           $43,472,010.33
March 2013                            $29,089,420.47           $43,001,636.49
April 2013                            $27,532,955.68           $42,524,514.44
May 2013                              $26,010,207.54           $42,040,941.39
June 2013                             $24,520,508.36           $41,551,207.05
July 2013                             $23,063,202.50           $41,055,593.77
August 2013                           $21,637,646.19           $40,554,376.66
September 2013                        $20,243,207.26           $40,047,823.80
October 2013                          $18,879,265.01           $39,536,196.32
November 2013                         $17,545,209.96           $39,019,748.62
December 2013                         $16,240,443.66           $38,498,728.43
January 2014                          $14,964,378.53           $37,973,376.99
February 2014                         $13,716,437.63           $37,443,929.21
March 2014                            $12,809,950.33           $36,851,166.98
April 2014                            $11,922,204.59           $36,258,219.14
May 2014                              $11,052,807.47           $35,665,211.40
June 2014                             $10,201,373.54           $35,072,265.39
July 2014                              $9,367,524.70           $34,479,498.74
August 2014                            $8,550,890.03           $33,887,025.18
September 2014                         $7,751,105.71           $33,294,954.63
October 2014                           $6,967,814.84           $32,703,393.30
November 2014                          $6,200,667.34           $32,112,443.77
December 2014                          $5,449,319.82           $31,522,205.05
January 2015                           $4,713,435.44           $30,932,772.72
February 2015                          $3,992,683.84           $30,344,238.92
March 2015                             $3,538,592.98           $29,723,044.06
April 2015                             $3,090,701.63           $29,105,985.35
May 2015                               $2,648,895.16           $28,493,036.06
June 2015                              $2,213,060.84           $27,884,169.17
July 2015                              $1,783,087.81           $27,279,357.38
August 2015                            $1,358,867.03           $26,678,573.18
September 2015                           $940,291.28           $26,081,788.80
October 2015                             $527,255.10           $25,488,976.24
November 2015                            $117,873.89           $24,895,928.84
December 2015                                  $0.00           $24,020,732.81
January 2016                                   $0.00           $23,036,891.11
February 2016                                  $0.00           $22,062,148.65
March 2016                                     $0.00           $21,096,377.92
April 2016                                     $0.00           $20,139,452.86
May 2016                                       $0.00           $19,191,248.87
June 2016                                      $0.00           $18,251,642.75
July 2016                                      $0.00           $17,320,512.72
August 2016                                    $0.00           $16,397,738.36
September 2016                                 $0.00           $15,483,200.66
October 2016                                   $0.00           $14,576,781.94
November 2016                                  $0.00           $13,678,365.85
December 2016                                  $0.00           $12,787,837.38
January 2017                                   $0.00           $11,905,082.81
February 2017                                  $0.00           $11,029,989.71
March 2017                                     $0.00           $10,162,446.93
April 2017                                     $0.00            $9,302,344.58
May 2017                                       $0.00            $8,449,574.00
June 2017                                      $0.00            $7,604,027.77
July 2017                                      $0.00            $6,765,599.66
August 2017                                    $0.00            $5,934,184.67
September 2017                                 $0.00            $5,109,678.95
October 2017                                   $0.00            $4,291,979.85
November 2017                                  $0.00            $3,480,985.84
December 2017                                  $0.00            $2,676,596.56
January 2018                                   $0.00            $1,878,712.75
February 2018                                  $0.00            $1,087,236.29
March 2018                                     $0.00              $302,070.12
April 2018                                     $0.00                    $0.00

                                   EXHIBIT A-1

                        FORM OF CLASS A-[__] CERTIFICATE



SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


Certificate No. 1                         Pass-Through Rate: [  ]%

Class                                     A-[__] Senior  Aggregate
                                          Initial      Certificate
                                          Principal        Balance
                                          Balance   of  the  Class
                                          A-[__] Certificates:
Date of Pooling and Servicing Agreement:
February 27, 2006                         Initial Certificate Principal Balance
                                          of this Certificate:
                                          $__________________

Cut-off Date:                             CUSIP:  [  ]
February 1, 2006

First Distribution Date:
March 27, 2006

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
April 25, 2036

                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2006-J1

               evidencing a percentage interest in the distributions allocable to the Class A-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class A-[__] Certificates both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells
Fargo Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day of the related Interest Accrual Period (or, if such last day is not a Business Day, the Business Day immediately preceding such last day) (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class A-[__] Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate
Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:_________________           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  Not in its individual capacity but solely as Trustee



                                   By:
                                        --------------------------------------
                                           Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.

                                   WELLS   FARGO   BANK,    NATIONAL
                                   ASSOCIATION,     Not    in    its
                                   individual capacity but solely as
                                   Certificate Registrar



                                   By:
                                     ---------------------------------------
                                       Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:________________________
                                          _____________________________________
                                          Signature by or on behalf of assignor


                                          _____________________________________
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

           The  assignee   should   include  the   following   for  purposes  of
distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________ for the account of ____________________ account number ___________________, or, if mailed by check, to __________________________.

        Applicable statements should be mailed to ___________________.

        This information is provided by ______________, the assignee named above, or ____________, as its agent.

                                   EXHIBIT A-2

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


Certificate No. 1                          Pass-Through Rate: Variable

Class IO Senior                            Percentage Interest:

Date of Pooling and Servicing Agreement:   Aggregate Initial Notional Amount
February 27, 2006                          of the Class IO Certificates:

Cut-off Date:                              Initial Notional Amount of this
                                           Certificate:
                                           $_____________________
February 1, 2006
                                           CUSIP:  [  ]
First Distribution Date:
March 27, 2006

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
March 25, 2036

                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2006-J1

               evidencing a percentage interest in the distributions allocable to the Class IO Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Notional Amount of this Certificate by the aggregate Initial Notional Amount of all Class IO Certificates both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells Fargo Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day of the related Interest Accrual Period (or if such last day is not a Business Day, the Business Day immediately preceding such last day) (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest required to be distributed to Holders of Class IO Certificates on such Distribution Date. The Class IO Certificates have no Certificate Principal Balance.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee. The Notional Amount of this Certificate is set forth above.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:_________________           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  Not in its individual capacity but solely as Trustee



                                   By:
                                        --------------------------------------
                                           Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.

                                   WELLS   FARGO   BANK,    NATIONAL
                                   ASSOCIATION,     Not    in    its
                                   individual capacity but solely as
                                   Certificate Registrar



                                   By:
                                     ---------------------------------------
                                       Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:________________________
                                          _____________________________________
                                          Signature by or on behalf of assignor


                                          _____________________________________
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

           The  assignee   should   include  the   following   for  purposes  of
distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________ for the account of ____________________ account number ___________________, or, if mailed by check, to __________________________.

        Applicable statements should be mailed to ___________________.

        This information is provided by ______________, the assignee named above, or ____________, as its agent.

                                   EXHIBIT A-3

                          FORM OF CLASS PO CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


Certificate No. 1

Pass-Through Rate: 0.00%

Class PO Senior Aggregate
Initial Certificate Principal
Balance of the Class PO Certificates:

Date of Pooling and Servicing Agreement:
February  27,     2006     Initial
Certificate    Principal
balance      of     this
Certificate:
$______________________


CUSIP:  [  ] __ _

Cut-off Date:
February 1, 2006

First Distribution Date:
March 27, 2006

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
April 25, 2036

                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2006-J1

               evidencing a percentage interest in the distributions allocable to the Class PO Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class PO Certificates both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells
Fargo Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day of the related Interest Accrual Period (or if such last day is not a Business Day, the Business Day immediately preceding such last day) (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of principal required to be distributed to Holders of Class PO Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:_________________           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  Not in its individual capacity but solely as Trustee



                                   By:
                                        --------------------------------------
                                           Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.

                                   WELLS   FARGO   BANK,    NATIONAL
                                   ASSOCIATION,     Not    in    its
                                   individual capacity but solely as
                                   Certificate Registrar



                                   By:
                                     ---------------------------------------
                                       Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:________________________
                                          _____________________________________
                                          Signature by or on behalf of assignor


                                          _____________________________________
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

           The  assignee   should   include  the   following   for  purposes  of
distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________ for the account of ____________________ account number ___________________, or, if mailed by check, to __________________________.

        Applicable statements should be mailed to ___________________.

        This information is provided by ______________, the assignee named above, or ____________, as its agent.

                                    EXHIBIT B

                        FORM OF CLASS M-[__] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-[__] CERTIFICATES] [AND CLASS M-[__] CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               ANY  TRANSFEREE  OF  THIS  CERTIFICATE  WILL  BE  DEEMED  TO HAVE
REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29,
1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), PTE 2000-58,
65 FED.  REG.  67765  (NOVEMBER 13, 2000) AND PTE 2002-41,  67 FED.  REG.  54487
(AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S AND (II) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1) OF REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED, OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.


Certificate No. 1                           Pass-Through Rate: 5.50%e

Class M-[__] Subordinate
                                         Aggregate Certificate Principal Balance
Date of Pooling and Servicing Agreement:    of the Class M-[__] Certificates:
February 27, 2006                           $ ___________________ ]

Cut-off Date:                              Initial Certificate Principal Balance
                                           of
February 1, 2006                           this Certificate:
                                           $_________________

First Distribution Date:                   CUSIP:   __ _
March 27, 2006

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
April 25, 2036

                    GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2006-J1

               evidencing a percentage interest in any distributions allocable to the Class M-[__] Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family fixed rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-[__] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells Fargo Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on last day of the related Interest Accrual Period (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class M-[__] Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate
Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, in connection with any transfer of this Certificate the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:_________________           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  Not in its individual capacity but solely as Trustee



                                   By:
                                        --------------------------------------
                                           Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.

                                   WELLS   FARGO   BANK,    NATIONAL
                                   ASSOCIATION,     Not    in    its
                                   individual capacity but solely as
                                   Certificate Registrar



                                   By:
                                     ---------------------------------------
                                       Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:________________________
                                          _____________________________________
                                          Signature by or on behalf of assignor


                                          _____________________________________
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

           The  assignee   should   include  the   following   for  purposes  of
distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________ for the account of ____________________ account number ___________________, or, if mailed by check, to __________________________.

        Applicable statements should be mailed to ___________________.

        This information is provided by ______________, the assignee named above, or ____________, as its agent.

                                    EXHIBIT C

                        FORM OF CLASS B-[__] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-[__]] [CLASS B-[__] CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.


Certificate No. 1                                 Pass-Through Rate: 5.50%

Class                                             B-[__]  Subordinate  Aggregate
                                                  Certificate  Principal Balance
                                                  of    the     Class     B-[__]
                                                  Certificates as of the Cut-off
                                                  Date:
Date of Pooling and Servicing Agreement:          $_________________ ]

February 27, 2006

Cut-off Date:                                     Initial Certificate Principal Balance of
February 1, 2006                                  this Certificate:
                                                  $_______________

First Distribution Date:                          CUSIP:  [  ] __ _
March 27, 2006

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
April 25, 2036

                    GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2006-J1

               evidencing a percentage interest in any distributions allocable to the Class B-[__] Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family fixed rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-[__] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells Fargo Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on last day of the related Interest Accrual Period (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class B-[__] Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate
Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer, sale, pledge or other disposition of this Class B-[__] Certificate will be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, either (i) (A) the Trustee shall require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (B) the Trustee shall require the transferee to execute a representation letter in the form described by the Agreement, and the Trustee shall require the transferor to execute a representation letter in the form described by the Agreement, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Servicer; provided, however, that such representation letters shall not be required in connection with any transfer of this Class B-[__] Certificate by the Company or any affiliate thereof to the Company or an affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an affiliate of the Company, or (ii) the prospective transferee of this Class B-[__] Certificate shall be required to provide the Trustee, the Company and the Servicer with an investment letter substantially in the form described in the Agreement (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B-[__] Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate (or interest therein) is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:_________________           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  Not in its individual capacity but solely as Trustee



                                   By:
                                        --------------------------------------
                                           Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.

                                   WELLS   FARGO   BANK,    NATIONAL
                                   ASSOCIATION,     Not    in    its
                                   individual capacity but solely as
                                   Certificate Registrar



                                   By:
                                     ---------------------------------------
                                       Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:________________________
                                          _____________________________________
                                          Signature by or on behalf of assignor


                                          _____________________________________
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

           The  assignee   should   include  the   following   for  purposes  of
distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________ for the account of ____________________ account number ___________________, or, if mailed by check, to __________________________.

        Applicable statements should be mailed to ___________________.

        This information is provided by ______________, the assignee named above, or ____________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, (3) THE PROPOSED TRANSFEREE WILL NOT CAUSE INCOME FROM THIS CERTIFICATE TO BE ATTRIBUTABLE TO A FOREIGN PERMANENT ESTABLISHMENT OR FIXED BASE (WITHIN THE MEANING OF AN APPLICABLE INCOME TAX TREATY) OF THE TRANSFEREE OR ANOTHER U.S. TAXPAYER, AND (4) ANY TRANSFER OF AN OWNERSHIP INTEREST IN THIS CERTIFICATE WILL SATISFY EITHER THE "ASSET TEST" AS SET FORTH IN SECTION 1.860E-1(C)(5) OF THE TREASURY REGULATIONS OR THE "FORMULA TEST" SET FORTH IN SECTION 1.860E-1(C)(7) OF THE TREASURY REGULATIONS. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


Certificate No. 1                                 Pass-Through Rate: Variable

Class R Senior                                    Aggregate Initial Certificate Principal
                                                  Balance
                                                  of the Class R Certificates:  $100.00
Date of Pooling and Servicing Agreement:
February 27, 2006                                 Initial Certificate Principal Balance of
                                                  this Certificate: [$99.99] [$0.01]
Cut-off Date:
February 1, 2006                                  Percentage Interest:  [99.99%] [0.01%]

First Distribution Date:                          CUSIP:  [  ] __ _
March 27, 2006

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
April 25, 2036


                    GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2006-J1

               evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family fixed rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that [BEAR, STEARNS SECURITIES CORP.] [GMAC MORTGAGE CORPORATION] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate
Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of one- to four-family fixed rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Wells Fargo Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on last day of the related Interest Accrual Period (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any transfer of any Ownership Interest in this Certificate will satisfy either the "asset test" as set forth in Section 1.860E-1(C)(5) of the Treasury regulations or the "formula test" as set forth in Section 1.860E-1(C)(7) of the Treasury regulations, (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (v) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate
Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates"). This Class R Certificate represents the interest of the Component I and Component II of the Class R Certificates pursuant to the Agreement.

               The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:_________________           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  Not in its individual capacity but solely as Trustee



                                   By:
                                        --------------------------------------
                                           Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.

                                   WELLS   FARGO   BANK,    NATIONAL
                                   ASSOCIATION,     Not    in    its
                                   individual capacity but solely as
                                   Certificate Registrar



                                   By:
                                     ---------------------------------------
                                       Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:________________________
                                          _____________________________________
                                          Signature by or on behalf of assignor


                                          _____________________________________
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

           The  assignee   should   include  the   following   for  purposes  of
distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________ for the account of ____________________ account number ___________________, or, if mailed by check, to __________________________.

        Applicable statements should be mailed to ___________________.

        This information is provided by ______________, the assignee named above, or ____________, as its agent.

                                    EXHIBIT E

                             MORTGAGE LOAN SCHEDULE


                    [a copy can be obtained from the Trustee]

                                    EXHIBIT F

                           FORM OF REQUEST FOR RELEASE

To:     GMAC Bank
        100 Witmer Road
        Horsham, Pennsylvania  19044
        Attn:

        Re:   Custodial  Agreement  dated as of  February  27, 2006 by and among
              GMAC  Mortgage  Corporation,   as  Servicer,   Wells  Fargo  Bank,
              National Association., as Trustee and GMAC Bank, as Custodian

               In connection with the administration of the Mortgage Loans, pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage Note for the Mortgage Loan described below, for the reason indicated. All amounts received or to be received in connection with the liquidation or other termination of or the payment in full and the termination of the Mortgage Loan described below that are required to be deposited pursuant to the Pooling and Servicing Agreement, dated as of February 27, 2006, among Residential Asset Mortgage Products, Inc., the Servicer and the Trustee, have been or will be so deposited.

               Mortgage Loan Number:

               Mortgagor Name, Address & Zip Code:

               Reasons for Requesting Documents (check one):

                1.     Mortgage Paid in Full
   ---------
                 2.     Foreclosure
   ---------
                3.     Substitution
   ---------
                4.     Other Liquidation
   ---------
                5.     Non-liquidation
   ---------
                       By:
                                      ------------------------------------------
                                      (authorized signer)

                                Servicer:
                                            ------------------------------------

                                Address:
                                            ------------------------------------

                                Date:
                                        ----------------------------------------

   Documents Returned to Custodian


   -----------------------------------------------
   By:
           ---------------------------------------
   Date:
             -------------------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the GMACM Mortgage Pass-Through Certificates, Series 2006-J1, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Sections 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner understands that, as the holder of a "noneconomic residual interest" the Owner may incur tax liabilities in excess of any cash flows generated by the interest and that the Owner intends to pay taxes associated with holding the residual interest as they become due.

5. That the owner will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another U.S. taxpayer.

6. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

7. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

8. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

9. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

10. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

11. The Owner's Taxpayer Identification Number is ______________.

12. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

13. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

14. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

15. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

16. The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each such Owner, a "Plan"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor regulation at 29 C.F.R. 2510.3-101.

17. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee a representation letter substantially in the form of Exhibit G-2 to the Pooling and Servicing Agreement. The Owner hereby agrees that it will not make any transfer of any Class R Certificate unless the transfer is in compliance with the conditions set forth in paragraph 3 of Exhibit G-2 of the Pooling and Servicing Agreement.

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __ day of _____________, 20__.

                                                [NAME OF OWNER]


                                       By:
                                              ---------------------------------
                                              [Name of Officer]
                                              [Title of Officer]

[Corporate Seal]

ATTEST:


-----------------------------------------
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this __ day of _________, 200__.



               --------------------------------------------------
                                 NOTARY PUBLIC


               STATE OF________________________

               My commission  expires ________ day
               of _________, 20_________.

                                   EXHIBIT G-2

                         FORM OF TRANSFEROR CERTIFICATE

                                             ________, 20___


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wells Fargo Center
Sixth and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attention: Corporate Trust Services--GMACM 2006-J1

        Re:    GMACM Mortgage Pass-Through Certificates,
               Series 2006-J1, Class R


Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2006-J1, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 27, 2006 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as servicer, and Wells Fargo Bank, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future and either (A) has determined all of the following (1)(I) at the time of the transfer, and at the close of each of the Purchaser's two fiscal years preceding the year of transfer, the Purchaser's gross assets for financial reporting purposes exceed $100 million and its net assets for such purposes exceed $10 million (disregarding, for purposes of determining gross or net assets, the obligation of any person related to the Purchaser within the meaning of Section 8601(g) of the Code or any other asset if a principal purpose for holding or acquiring that asset is to permit the Purchaser to satisfy this minimum gross asset or net asset requirement), (II) the Purchaser is a domestic C corporation for United States federal income tax purposes that is not for such purposes an exempt corporation, a regulated investment company, real estate investment trust, a REMIC, or a cooperative organization to which part I of subchapter T of the Code applies, (III) there are no facts or circumstances on or before the date of transfer (or anticipated) which would reasonably indicate that the taxes associated with the Class R Certificates will not be paid, (IV) the Purchaser is not a foreign branch of a domestic corporation, and (V) the transfer does not involve a transfer or assignment to a foreign branch of a domestic corporation (or any other arrangement by which any Class R Certificate is at any time subject to net tax by a foreign country or U.S. possession) and the Purchaser will not hereafter engage in any such transfer or assignment (or any such arrangement) and (2) does not know or have reason to know that the Purchaser will not honor the restrictions on subsequent transfers of any Class R Certificates as described in paragraph 15 of the Form of Transfer Affidavit and Agreement, or (B) the Seller has determined that the present value of the anticipated tax liabilities associated with the holding of the Class R Certificate does not exceed the sum of (1) the present value of any consideration given to the Purchaser to acquire the Certificate, (2) the present value of the expect future distributions on the Class R Certificate, and (3) the present value of the anticipated tax savings associated with holding the Class R Certificate as the REMIC generates losses (having made such determination by (I) assuming the Purchaser pays tax at a rate equal to the highest rate of tax specified in Section 11(b)(1) of the Code, and (II) utilizing a discount rate for present valuations equal to the applicable Federal rate prescribed by
Section 1274(d) of the Code compounded semi-annually (or a lower discount rate based on the Purchaser having demonstrated that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from unrelated third parties). The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                Very truly yours,



                                ----------------------------------------------
                                ----------------------------------------------
                                Seller

                        By:
                                        --------------------------------------
                       Name
                                         -------------------------------------
                       Title
                                        --------------------------------------

                                    EXHIBIT H

                     FORM OF INVESTOR REPRESENTATION LETTER



                                              __________, 20___



Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Wells Fargo Center
Sixth and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attention: Corporate Trust Services--GMACM 2006-J1

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania  19044

Attention:  Institutional Trust Services, GMACM Series 2006-J1

        RE:    GMACM Mortgage Pass-Through Certificates,
               Series 2006-J1, [Class B-[__]]


Ladies and Gentlemen:

               (the  "Purchaser")  intends to  purchase  from (the  "Seller")  $
Initial Certificate Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2006-J1, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 27, 2006 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer (the "Servicer"), and , as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Private Placement Memorandum, dated , 200__, relating to the Certificates, [(b)] a copy of the Pooling and Servicing Agreement and [(b)] [(c)] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
        (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser:

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase and hold the Certificates (or interest therein) is an "insurance company general account" (within the meaning of DOL
        Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

               In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                   Very truly yours,



                                   --------------------------------------------
                                   --------------------------------------------
                                   Seller

                           By:
                                           ------------------------------------
                          Name
                                            -----------------------------------
                          Title
                                           ------------------------------------

                                    EXHIBIT I

                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                  __________, 20___


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Wells Fargo Center
Sixth and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attention: Corporate Trust Services--GMACM 2006-J1

        Re:    GMACM Mortgage Pass-Through Certificates,
               Series 2006-J1, [Class B-[__]]


Ladies and Gentlemen:

               In   connection   with  the  sale  by  (the   "Seller")  to  (the
"Purchaser")  of $  Initial  Certificate  Principal  Balance  of GMACM  Mortgage
Pass-Through Certificates, Series 2006-J1, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 27, 2006, among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer, and Wells Fargo Bank, National Association, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,



                                ---------------------------------------------
                                ---------------------------------------------
                                Seller

                        By:
                                        -------------------------------------
                       Name
                                         ------------------------------------
                       Title
                                        -------------------------------------

                                    EXHIBIT J

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:


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               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of February 27, 2006 among GMAC Mortgage Corporation as Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and Wells Fargo Bank, National Association, as trustee), as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3. The Buyer:

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



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Print Name of Seller                      Print Name of Buyer

By:                                       By:
        ---------------------------             -------------------------------
        Name:                                   Name:
        Title:                                  Title:

Taxpayer Identification:                  Taxpayer Identification:

No:                                       No:
        ---------------------------             -------------------------------

Date:                                     Date:
           ------------------------               -----------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
        Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____              ____      Will the Buyer be purchasing the Rule 144A
Yes                No       Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                      ------------------------------------------
                                      ------------------------------------------
                                      Print Name of Buyer

                                       By:
                                             --------------------------
                                             Name
                                             Title:

                                      Date:
                                             --------------------------

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



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                                       -----------------------------------------
                                       Print Name of Buyer

                                       By:
                                            ------------------------------------
                                            Name
                                                    ----------------------------
                                                    ----------------------------
                                            Title:
                                                    ----------------------------
                                                    ----------------------------

                                            IF AN ADVISER:


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                                            Print Name of Buyer:

                                      Date:
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                                    EXHIBIT K

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                _____, 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wells Fargo Center
Sixth and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attention: Corporate Trust Services--GMACM 2006-J1

        Re:    GMACM Mortgage Pass-Through Certificates, Series
               2006-J1 Assignment of Mortgage Loan


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by Wells Fargo Bank, National Association (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 27, 2006 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                      Very truly yours,



                                      ------------------------------------------
                                      ------------------------------------------
                                      (Lender)

                                       By:
                                                       -------------------------
                                      Name
                                                        ------------------------
                                      Title
                                                       -------------------------

                                    EXHIBIT L

                          INFORMATION TO BE INCLUDED IN
                            MONTHLY REMITTANCE REPORT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iii) the amount of any Advance by the Servicer pursuant to Section 4.04;

(iv) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(v) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(vi) on the basis of the most recent reports furnished to it by the Servicer, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(vii) on the basis of the most recent reports furnished to it by the Servicer, the number, aggregate principal balance of any REO Properties;

(viii) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(ix) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(x) the occurrence of the Credit Support Depletion Date;

(xi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xii) the Pass-Through Rate with respect to the Class IO Certificates, if any, thereof;

(xiii) the amount, if any, of the Hedge Payments for such Distribution Date and any shortfall in amounts previously required to be paid under the Hedge Agreements for prior Distribution Dates;

(xiv) the related Senior Percentage for such Distribution Date; and

(xv) the amount of Realized Losses allocated on such Distribution Date and the cumulative amount of Realized Losses as of such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                    EXHIBIT M

                         FORM OF CUSTODIAN CERTIFICATION

                                February 27, 2006


             The undersigned, GMAC Bank (the "Custodian"), hereby certifies that:

        1 It is the custodian under the custodial agreement, dated as of February 27, 2006 (the "Custodial Agreement"), among GMAC Mortgage Corporation, as servicer, Wells Fargo Bank, National Association, as trustee, and the undersigned, as Custodian, relating to GMACM Mortgage Pass-Through Certificates, Series 2006-J1.

        2. At the date hereof, the Custodial Agreement is in full force and effect as regards the Custodian, and the undersigned has full power and authority to act as Custodian thereunder.

        3. The Custodial Agreement has been duly executed and delivered for the Custodian by the person named below, who at the time of affixing her signature held and still holds the office of the undersigned set forth opposite her signature and who was and is duly authorized to accept the agency provided for in the Custodial Agreement, and the signature set forth below is a true specimen of her signature:

              NAME                   OFFICE                   SIGNATURE
-----------------------   ----------------------     ----------------------


        IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its officer thereunto duly authorized as of the date first set forth above.



                                                   GMAC BANK, AS CUSTODIAN

                                                   By:
                                                      Name:
                                                      Title:

                             SCHEDULE A TO EXHIBIT M
                      EXCEPTIONS TO CUSTODIAN CERTIFICATION

                                   EXHIBIT N-1


                         FORM OF FORM 10-K CERTIFICATION


        I, [identify the certifying individual], certify that:

1. 1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of February 27, 2006 (the "P&S Agreement") among Residential Asset Mortgage Products, Inc. (the "Depositor"), GMAC Mortgage Corporation (the "Servicer") and Wells Fargo Bank, National Association (the "Trustee");

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

4. I am responsible for reviewing the activities performed by the Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Servicer has fulfilled its obligations under the P&S Agreement; and

5. The reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
Name:
Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                   EXHIBIT N-2


                    FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE


        The undersigned, a Responsible Officer of Wells Fargo Bank, National Association (the "Trustee") certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of February 27, 2006 (the "Agreement") by and among Residential Asset Mortgage Products, Inc., as depositor, GMAC Mortgage Corporation, as servicer, and the Trustee in accordance with the standards set forth therein.

        (b) 2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(e)(I) of the Agreement is accurate as of the last day of the 20[ ] calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.






                                      Name:____________________
                                     Title:

                                    EXHIBIT O

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":





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                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
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   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
                       GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies  and   procedures   are  instituted  to  monitor  any
                  performance  or  other  triggers  and  events  of  default  in accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to          |X|
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any  requirements in the transaction  agreements to maintain a back-up servicer for the pool assets are maintained.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and  omissions  policy is in effect
                  on  the  party   participating   in  the  servicing   function
                  throughout  the  reporting  period in the  amount of  coverage required by and otherwise in accordance  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                       CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments  on pool  assets  are  deposited  into the |X| (as to
                  appropriate  custodial bank accounts and related bank clearing accounts no more than two business days following receipt,  or such other  number of days  accounts  held by specified in the transaction agreements. Trustee)
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements  made via wire  transfer on behalf of an |X| (as
                  to  obligor  or to an  investor  are made  only by  authorized investors only) personnel.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees  regarding  collections,  cash flows or distributions, and any interest or other fees charged
                  for  such  advances,   are  made,  reviewed  and  approved  as
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally             |X|
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent                |X|
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for             |X|
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                       INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports  to  investors,  including  those to be filed with the
                  Commission,  are maintained in accordance with the transaction
                  agreements    and    applicable    Commission    requirements.
                  Specifically, such reports (A) are prepared in accordance with timeframes  and  other  terms  set  forth  in the  transaction agreements;  (B) provide information  calculated in accordance with the terms  specified in the transaction  agreements;  (C)
                  are filed with the  Commission  as  required  by its rules and regulations;  and (D) agree with  investors'  or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements  made  to an  investor  are  posted  within  two business  days to the  servicer's  investor  records,  or such
                  other number of days specified in the |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral  or  security  on  pool  assets  is  maintained  as required by the  transaction  agreements or related asset pool documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset pool are made,  reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments  on  pool  assets,  including  any  payoffs,  made in accordance with the related pool asset documents are posted to the  servicer's  obligor  records  maintained no more than two business  days after  receipt,  or such  other  number of days specified  in the  transaction  agreements,  and  allocated to
                  principal,   interest  or  other  items   (e.g.,   escrow)  in
                  accordance with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The  servicer's  records  regarding the pool assets agree with the  servicer's  records with  respect to an obligor's  unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes  with  respect to the terms or status of an  obligor's pool asset (e.g.,  loan  modifications or re-agings) are made, reviewed and approved by  authorized  personnel in  accordance
                  with  the  transaction   agreements  and  related  pool  asset
                  documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,  forbearance plans, modifications  and deeds in lieu of foreclosure,  foreclosures and repossessions, as applicable) are initiated, conducted and
                  concluded  in   accordance   with  the   timeframes  or  other
                  requirements established by the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records  documenting  collection efforts are maintained during the period a pool asset is delinquent  in accordance  with the transaction  agreements.  Such  records are  maintained  on at least a monthly basis,  or such other period  specified in the transaction  agreements,  and describe the entity's activities in monitoring  delinquent pool assets including,  for example, phone calls,  letters and payment  rescheduling plans in cases where  delinquency  is  deemed  temporary  (e.g.,  illness  or unemployment).
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments  to  interest  rates or rates of  return  for pool assets with variable  rates are computed  based on the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding  any  funds  held in trust for an  obligor  (such as escrow accounts):  (A) such funds are analyzed,  in accordance with the obligor's pool asset documents, on at least an annual basis,  or such  other  period  specified  in the  transaction agreements;  (B) interest on such funds is paid,  or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full  repayment of the related pool
                  asset,   or  such  other  number  of  days  specified  in  the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments  made  on  behalf  of an  obligor  (such  as  tax  or insurance  payments) are made on or before the related penalty or expiration  dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the  servicer  at least 30 calendar  days prior to these  dates,  or such other  number of days  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment  penalties in connection  with any payment to be made on behalf of an obligor  are paid from the  servicer's funds and not charged to the obligor,  unless the late payment was due to the obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements  made on behalf of an obligor are posted  within two business days to the obligor's  records  maintained by the servicer, or such other number of
1122(d)(4)(xiii) days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies,  charge-offs  and  uncollectible  accounts  are recognized  and recorded in  accordance  with the  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support,  identified in Item
                  1114(a)(1)  through  (3) or Item  1115 of  Regulation  AB,  is maintained as set forth in the
1122(d)(4)(xv)    transaction agreements.
----------------- -------------------------------------------------------- ------------------


                                    EXHIBIT P

                         Schedule of Discount Fractions





  LOAN NUMBER    ISSUE DATE BALANCE  NET RATE  PO AMOUNT   DISCOUNT FRACTION
------------------------------------------------------------------------------
  0584063606        $358,408.95       5.0000    $46,748.99    0.130434783
  0585788300        $494,285.70       5.0000    $64,472.05    0.130434783
  0601361108        $995,381.64       5.0000   $129,832.39    0.130434783
  0655728729        $122,749.74       5.0000    $16,010.84    0.130434783
  0601389186        $213,476.73       5.1250    $23,203.99    0.108695652
  0601389206        $416,969.88       5.1250    $45,322.81    0.108695652
  0587623109        $466,021.03       5.1250    $50,654.46    0.108695652
  0588603506        $996,523.60       5.1250   $108,317.78    0.108695652
  0601365907        $686,886.46       5.1250    $74,661.57    0.108695652
  0655730403        $467,416.31       5.1250    $50,806.12    0.108695652
  0685507947        $478,379.15       5.1250    $51,997.73    0.108695652
  0583805502        $462,371.26       5.1250    $50,257.75    0.108695652
  0601336016        $540,000.00       5.2500    $46,956.52    0.086956522
  0582209003        $428,581.52       5.2500    $37,267.96    0.086956522
  0586276008        $505,327.51       5.2500    $43,941.52    0.086956522
  0586448508        $422,671.00       5.2500    $36,754.00    0.086956522
  0586503104        $398,042.38       5.2500    $34,612.38    0.086956522
  0587543901        $626,211.14       5.2500    $54,453.14    0.086956522
  0587904905        $418,582.77       5.2500    $36,398.50    0.086956522
  0588037705        $617,954.76       5.2500    $53,735.20    0.086956522
  0588086801        $514,297.82       5.2500    $44,721.55    0.086956522
  0588382903        $487,984.92       5.2500    $42,433.47    0.086956522
  0600773061        $382,560.88       5.2500    $33,266.16    0.086956522
  0601327511        $661,560.46       5.2500    $57,527.00    0.086956522
  0601347616        $425,339.56       5.2500    $36,986.05    0.086956522
  0601362443        $901,507.84       5.2500    $78,391.99    0.086956522
  0601378696        $471,788.56       5.2500    $41,025.09    0.086956522
  0601382724        $528,251.68       5.2500    $45,934.93    0.086956522
  0655694441        $448,361.25       5.2500    $38,987.93    0.086956522
  0655717767        $449,011.88       5.2500    $39,044.51    0.086956522
  0655738963        $402,667.30       5.2500    $35,014.55    0.086956522
  0655739433        $416,157.27       5.2500    $36,187.59    0.086956522
  0655758475        $488,383.61       5.2500    $42,468.14    0.086956522
  0655760647        $475,426.18       5.2500    $41,341.41    0.086956522
  0655762756        $484,395.11       5.2500    $42,121.31    0.086956522
  0655763980        $578,086.71       5.2500    $50,268.41    0.086956522
  0702089808        $419,589.29       5.2500    $36,486.03    0.086956522
  0702089880        $404,210.19       5.2500    $35,148.71    0.086956522
  0702090178        $472,541.03       5.2500    $41,090.52    0.086956522
  0579207101        $599,702.46       5.3750    $39,111.03    0.065217391
  0580007607        $518,705.28       5.3750    $33,828.61    0.065217391
  0584581003        $382,044.89       5.3750    $24,915.97    0.065217391
  0586779803        $467,401.58       5.3750    $30,482.71    0.065217391
  0587420209        $871,231.86       5.3750    $56,819.47    0.065217391
  0587573106        $510,350.18       5.3750    $33,283.71    0.065217391
  0587613001        $423,630.55       5.3750    $27,628.08    0.065217391
  0587995200        $590,092.41       5.3750    $38,484.29    0.065217391
  0588184804        $464,602.15       5.3750    $30,300.14    0.065217391
  0589455005        $613,843.06       5.3750    $40,033.24    0.065217391
  0590473609        $623,332.90       5.3750    $40,652.15    0.065217391
  0601323658        $457,517.98       5.3750    $29,838.13    0.065217391
  0601348327        $547,331.48       5.3750    $35,695.53    0.065217391
  0601350380        $448,062.13       5.3750    $29,221.44    0.065217391
  0601359918        $439,057.02       5.3750    $28,634.15    0.065217391
  0601360147        $881,188.82       5.3750    $57,468.84    0.065217391
  0601366896        $704,652.34       5.3750    $45,955.59    0.065217391
  0601368843        $847,261.10       5.3750    $55,256.16    0.065217391
  0601370897        $445,000.00       5.3750    $29,021.74    0.065217391
  0655773712        $151,669.73       5.3750     $9,891.50    0.065217391
  0655783145        $518,872.36       5.3750    $33,839.50    0.065217391
  0685502687        $193,773.59       5.3750    $12,637.41    0.065217391
  0702081398        $386,407.00       5.3750    $25,200.46    0.065217391
  0702088857        $571,652.04       5.3750    $37,281.65    0.065217391
  0702089704        $592,437.67       5.3750    $38,637.24    0.065217391
  0702091438        $478,453.32       5.3750    $31,203.48    0.065217391
  0587289000        $431,074.16       5.3750    $28,113.53    0.065217391
  0601388956        $319,335.20       5.5000    $13,884.14    0.043478261
  0601389204        $455,598.19       5.5000    $19,808.62    0.043478261
  0601389213        $649,999.99       5.5000    $28,260.87    0.043478261
  0601389220        $290,687.14       5.5000    $12,638.57    0.043478261
  0601399267        $299,844.36       5.5000    $13,036.71    0.043478261
  0547724302        $523,866.36       5.5000    $22,776.80    0.043478261
  0568441901        $785,021.56       5.5000    $34,131.37    0.043478261
  0569708001        $458,552.27       5.5000    $19,937.06    0.043478261
  0576741409        $964,598.03       5.5000    $41,939.04    0.043478261
  0584660401        $589,346.33       5.5000    $25,623.75    0.043478261
  0584991806        $678,576.66       5.5000    $29,503.33    0.043478261
  0586613101        $597,030.07       5.5000    $25,957.83    0.043478261
  0586996308        $256,936.06       5.5000    $11,171.13    0.043478261
  0587003708        $496,730.70       5.5000    $21,596.99    0.043478261
  0587482407        $626,023.54       5.5000    $27,218.41    0.043478261
  0587509704        $478,486.41       5.5000    $20,803.76    0.043478261
  0587573205        $502,413.80       5.5000    $21,844.08    0.043478261
  0587597105        $362,605.19       5.5000    $15,765.44    0.043478261
  0587625708        $929,250.86       5.5000    $40,402.21    0.043478261
  0587660200        $466,527.08       5.5000    $20,283.79    0.043478261
  0587719006        $558,205.16       5.5000    $24,269.79    0.043478261
  0587740002        $348,898.45       5.5000    $15,169.50    0.043478261
  0587832106        $358,518.10       5.5000    $15,587.74    0.043478261
  0587908807        $483,984.83       5.5000    $21,042.82    0.043478261
  0587936006        $486,370.58       5.5000    $21,146.55    0.043478261
  0587938606        $548,269.01       5.5000    $23,837.78    0.043478261
  0587980608        $606,086.47       5.5000    $26,351.59    0.043478261
  0588011502        $397,245.83       5.5000    $17,271.56    0.043478261
  0588039404        $438,615.19       5.5000    $19,070.23    0.043478261
  0588043604        $460,545.98       5.5000    $20,023.74    0.043478261
  0588048009        $448,282.36       5.5000    $19,490.54    0.043478261
  0588049502        $467,584.74       5.5000    $20,329.77    0.043478261
  0588164103        $460,189.10       5.5000    $20,008.22    0.043478261
  0588358606        $541,164.89       5.5000    $23,528.91    0.043478261
  0588364901        $230,516.48       5.5000    $10,022.46    0.043478261
  0588391409        $508,394.89       5.5000    $22,104.13    0.043478261
  0588404806        $416,684.45       5.5000    $18,116.72    0.043478261
  0588424408        $420,451.09       5.5000    $18,280.48    0.043478261
  0588457606        $413,657.88       5.5000    $17,985.13    0.043478261
  0588513002        $430,454.36       5.5000    $18,715.41    0.043478261
  0589413103        $899,060.34       5.5000    $39,089.58    0.043478261
  0590015707        $546,000.00       5.5000    $23,739.13    0.043478261
  0601180534        $447,586.91       5.5000    $19,460.30    0.043478261
  0601242539        $644,051.35       5.5000    $28,002.23    0.043478261
  0601299700        $387,527.47       5.5000    $16,849.02    0.043478261
  0601317666        $410,465.12       5.5000    $17,846.31    0.043478261
  0601324743        $559,982.05       5.5000    $24,347.05    0.043478261
  0601337459        $988,807.58       5.5000    $42,991.63    0.043478261
  0601349278        $438,149.20       5.5000    $19,049.97    0.043478261
  0601356293        $559,636.03       5.5000    $24,332.00    0.043478261
  0601356640        $454,524.95       5.5000    $19,761.95    0.043478261
  0601356860        $622,371.02       5.5000    $27,059.61    0.043478261
  0601358913        $477,980.95       5.5000    $20,781.78    0.043478261
  0601359014        $398,317.46       5.5000    $17,318.15    0.043478261
  0601359329        $505,840.34       5.5000    $21,993.06    0.043478261
  0601359569        $466,031.43       5.5000    $20,262.24    0.043478261
  0601360231        $558,237.55       5.5000    $24,271.20    0.043478261
  0601363347        $652,938.54       5.5000    $28,388.63    0.043478261
  0601363383        $472,319.70       5.5000    $20,535.64    0.043478261
  0601365655        $645,960.61       5.5000    $28,085.24    0.043478261
  0601365671        $513,728.55       5.5000    $22,336.02    0.043478261
  0601365683        $608,080.21       5.5000    $26,438.27    0.043478261
  0601365908        $685,834.72       5.5000    $29,818.90    0.043478261
  0601366165        $961,681.36       5.5000    $41,812.23    0.043478261
  0601366179        $493,852.06       5.5000    $21,471.83    0.043478261
  0601366235        $638,982.64       5.5000    $27,781.85    0.043478261
  0601366689        $416,627.25       5.5000    $18,114.23    0.043478261
  0601366932        $454,579.80       5.5000    $19,764.34    0.043478261
  0601367318        $757,608.09       5.5000    $32,939.48    0.043478261
  0601367653        $447,556.86       5.5000    $19,458.99    0.043478261
  0601367812        $797,482.23       5.5000    $34,673.14    0.043478261
  0601367907        $717,734.02       5.5000    $31,205.83    0.043478261
  0601368214        $493,722.12       5.5000    $21,466.18    0.043478261
  0601368820        $424,468.75       5.5000    $18,455.16    0.043478261
  0601370195        $647,265.87       5.5000    $28,141.99    0.043478261
  0601370937        $566,082.87       5.5000    $24,612.30    0.043478261
  0601371481        $488,457.86       5.5000    $21,237.30    0.043478261
  0601371600        $508,394.92       5.5000    $22,104.13    0.043478261
  0601371842        $414,250.16       5.5000    $18,010.88    0.043478261
  0601372892        $485,980.65       5.5000    $21,129.59    0.043478261
  0601377818        $996,802.93       5.5000    $43,339.26    0.043478261
  0601379247        $471,918.23       5.5000    $20,518.18    0.043478261
  0601379755        $224,291.88       5.5000     $9,751.82    0.043478261
  0601381245        $398,741.12       5.5000    $17,336.57    0.043478261
  0601381478        $676,980.02       5.5000    $29,433.91    0.043478261
  0601383863        $491,448.44       5.5000    $21,367.32    0.043478261
  0601383928        $459,519.73       5.5000    $19,979.12    0.043478261
  0601384311        $459,125.47       5.5000    $19,961.98    0.043478261
  0601384572        $768,752.69       5.5000    $33,424.03    0.043478261
  0601397985        $457,572.37       5.5000    $19,894.45    0.043478261
  0601417645        $586,769.24       5.5000    $25,511.71    0.043478261
  0655729031        $398,741.09       5.5000    $17,336.57    0.043478261
  0655759908        $448,583.75       5.5000    $19,503.64    0.043478261
  0655795887        $429,099.95       5.5000    $18,656.52    0.043478261
  0685496312        $184,058.89       5.5000     $8,002.56    0.043478261
  0685499389        $181,028.47       5.5000     $7,870.80    0.043478261
  0685499894        $398,741.09       5.5000    $17,336.57    0.043478261
  0685501520        $546,973.10       5.5000    $23,781.44    0.043478261
  0685502899        $651,572.21       5.5000    $28,329.23    0.043478261
  0685504449         $99,567.38       5.5000     $4,329.02    0.043478261
  0685510678        $427,104.12       5.5000    $18,569.74    0.043478261
  0690026501        $528,730.69       5.5000    $22,988.29    0.043478261
  0702084184        $450,881.40       5.5000    $19,603.54    0.043478261
  0702086788        $582,794.89       5.5000    $25,338.91    0.043478261
  0702086980        $570,589.77       5.5000    $24,808.25    0.043478261
  0702087047        $385,372.13       5.5000    $16,755.31    0.043478261
  0702087148        $595,783.31       5.5000    $25,903.62    0.043478261
  0702087400        $477,980.95       5.5000    $20,781.78    0.043478261
  0702089178        $384,447.25       5.5000    $16,715.10    0.043478261
  0702089444        $477,980.95       5.5000    $20,781.78    0.043478261
  0702090330        $581,563.93       5.5000    $25,285.39    0.043478261
  0702090471        $410,949.28       5.5000    $17,867.36    0.043478261
  0702090494        $527,475.14       5.5000    $22,933.70    0.043478261
  0702090595        $534,878.08       5.5000    $23,255.57    0.043478261
  0702090603        $494,040.23       5.5000    $21,480.01    0.043478261
  0702090693        $590,760.88       5.5000    $25,685.26    0.043478261
  0702091145        $448,583.75       5.5000    $19,503.64    0.043478261
  0702091302        $385,782.02       5.5000    $16,773.13    0.043478261
  0702093311        $400,331.59       5.5000    $17,405.72    0.043478261
  0585950504        $599,373.56       5.5000    $26,059.72    0.043478261
  0586801003        $502,945.06       5.5000    $21,867.18    0.043478261
  0588352906        $477,997.38       5.5000    $20,782.49    0.043478261
  0601336019        $192,000.00       5.6250     $4,173.91     0.02173913
  0601388949        $247,823.33       5.6250     $5,387.46     0.02173913
  0601388953        $100,998.10       5.6250     $2,195.61     0.02173913
  0601388955        $534,399.99       5.6250    $11,617.39     0.02173913
  0601389175        $219,662.00       5.6250     $4,775.26     0.02173913
  0601389180        $673,599.99       5.6250    $14,643.48     0.02173913
  0601389181        $317,625.00       5.6250     $6,904.89     0.02173913
  0601389195        $133,000.00       5.6250     $2,891.30     0.02173913
  0601389222        $188,200.00       5.6250     $4,091.30     0.02173913
  0601389223        $145,200.00       5.6250     $3,156.52     0.02173913
  0561536806        $487,621.61       5.6250    $10,600.47     0.02173913
  0578596405        $601,015.02       5.6250    $13,065.54     0.02173913
  0580531101        $364,060.99       5.6250     $7,914.37     0.02173913
  0583209408        $462,972.59       5.6250    $10,064.62     0.02173913
  0583220405        $447,683.45       5.6250     $9,732.25     0.02173913
  0583596101        $812,750.51       5.6250    $17,668.49     0.02173913
  0584410609        $748,466.93       5.6250    $16,271.02     0.02173913
  0585498108        $497,945.88       5.6250    $10,824.91     0.02173913
  0586846503        $572,637.73       5.6250    $12,448.65     0.02173913
  0587128000        $479,018.82       5.6250    $10,413.45     0.02173913
  0587174103        $514,912.45       5.6250    $11,193.75     0.02173913
  0587185208        $447,084.25       5.6250     $9,719.22     0.02173913
  0587251901        $418,675.82       5.6250     $9,101.65     0.02173913
  0587254202        $585,195.76       5.6250    $12,721.65     0.02173913
  0587288408        $432,998.66       5.6250     $9,413.01     0.02173913
  0587345604        $559,755.67       5.6250    $12,168.60     0.02173913
  0587451204        $147,017.40       5.6250     $3,196.03     0.02173913
  0587504705        $253,292.78       5.6250     $5,506.36     0.02173913
  0587508607        $610,471.42       5.6250    $13,271.12     0.02173913
  0587527607        $380,427.10       5.6250     $8,270.15     0.02173913
  0587535501        $211,348.37       5.6250     $4,594.53     0.02173913
  0587633405        $382,422.42       5.6250     $8,313.53     0.02173913
  0587723008        $419,141.48       5.6250     $9,111.77     0.02173913
  0587771700       $1,128,520.63      5.6250    $24,533.06     0.02173913
  0587772203        $557,583.27       5.6250    $12,121.38     0.02173913
  0587797606        $369,859.66       5.6250     $8,040.43     0.02173913
  0587826504        $476,132.02       5.6250    $10,350.70     0.02173913
  0587878604        $896,302.60       5.6250    $19,484.84     0.02173913
  0588054908        $485,682.36       5.6250    $10,558.31     0.02173913
  0588141606        $565,831.41       5.6250    $12,300.68     0.02173913
  0588230300        $424,595.89       5.6250     $9,230.35     0.02173913
  0588230904        $797,541.07       5.6250    $17,337.85     0.02173913
  0588284901        $478,524.63       5.6250    $10,402.71     0.02173913
  0588333005        $508,432.43       5.6250    $11,052.88     0.02173913
  0588334003        $455,620.47       5.6250     $9,904.79     0.02173913
  0588336800        $493,987.55       5.6250    $10,738.86     0.02173913
  0588340703        $500,955.50       5.6250    $10,890.34     0.02173913
  0588360107        $823,313.62       5.6250    $17,898.12     0.02173913
  0588390807        $449,414.38       5.6250     $9,769.88     0.02173913
  0588400903        $427,681.40       5.6250     $9,297.42     0.02173913
  0588522706        $598,773.55       5.6250    $13,016.82     0.02173913
  0588577809        $371,556.32       5.6250     $8,077.31     0.02173913
  0588606509        $534,865.09       5.6250    $11,627.50     0.02173913
  0588620609        $348,924.20       5.6250     $7,585.31     0.02173913
  0588623900        $358,893.48       5.6250     $7,802.03     0.02173913
  0588645101        $628,427.60       5.6250    $13,661.47     0.02173913
  0588647008        $691,268.72       5.6250    $15,027.58     0.02173913
  0588701102        $562,847.12       5.6250    $12,235.81     0.02173913
  0588742106        $473,903.44       5.6250    $10,302.25     0.02173913
  0588806000        $495,402.15       5.6250    $10,769.61     0.02173913
  0589028505        $722,771.61       5.6250    $15,712.43     0.02173913
  0589128503        $493,988.17       5.6250    $10,738.87     0.02173913
  0589284405        $999,999.00       5.6250    $21,739.11     0.02173913
  0589346907        $487,251.96       5.6250    $10,592.43     0.02173913
  0589480300        $499,353.37       5.6250    $10,855.51     0.02173913
  0589532704        $699,286.31       5.6250    $15,201.88     0.02173913
  0590403200        $261,000.00       5.6250     $5,673.91     0.02173913
  0601275393        $827,888.57       5.6250    $17,997.58     0.02173913
  0601309241        $436,947.53       5.6250     $9,498.86     0.02173913
  0601313754        $398,356.71       5.6250     $8,659.93     0.02173913
  0601316187        $448,616.87       5.6250     $9,752.54     0.02173913
  0601317105        $486,500.08       5.6250    $10,576.09     0.02173913
  0601322269        $771,816.12       5.6250    $16,778.61     0.02173913
  0601329481        $461,014.46       5.6250    $10,022.05     0.02173913
  0601339783        $487,878.90       5.6250    $10,606.06     0.02173913
  0601353111        $498,463.18       5.6250    $10,836.16     0.02173913
  0601355557        $920,204.00       5.6250    $20,004.43     0.02173913
  0601356879        $498,463.18       5.6250    $10,836.16     0.02173913
  0601358739        $473,540.04       5.6250    $10,294.35     0.02173913
  0601358920        $336,961.10       5.6250     $7,325.24     0.02173913
  0601358975        $454,126.56       5.6250     $9,872.32     0.02173913
  0601359087        $847,962.54       5.6250    $18,433.97     0.02173913
  0601361092        $822,464.24       5.6250    $17,879.66     0.02173913
  0601361665        $669,239.30       5.6250    $14,548.68     0.02173913
  0601362092        $422,682.22       5.6250     $9,188.74     0.02173913
  0601362335        $527,822.65       5.6250    $11,474.41     0.02173913
  0601362676        $486,500.08       5.6250    $10,576.09     0.02173913
  0601363126        $444,629.16       5.6250     $9,665.85     0.02173913
  0601366084        $638,032.88       5.6250    $13,870.28     0.02173913
  0601366094        $448,616.87       5.6250     $9,752.54     0.02173913
  0601366148        $448,609.84       5.6250     $9,752.39     0.02173913
  0601366286        $478,026.20       5.6250    $10,391.87     0.02173913
  0601366737        $506,937.05       5.6250    $11,020.37     0.02173913
  0601367613        $412,727.51       5.6250     $8,972.34     0.02173913
  0601367683        $653,983.69       5.6250    $14,217.04     0.02173913
  0601367835        $487,002.50       5.6250    $10,587.01     0.02173913
  0601368056        $466,077.34       5.6250    $10,132.12     0.02173913
  0601368737        $558,278.77       5.6250    $12,136.50     0.02173913
  0601368909        $547,113.18       5.6250    $11,893.76     0.02173913
  0601369446        $502,703.23       5.6250    $10,928.33     0.02173913
  0601369798        $672,925.30       5.6250    $14,628.81     0.02173913
  0601370456        $473,540.04       5.6250    $10,294.35     0.02173913
  0601370638        $555,731.70       5.6250    $12,081.12     0.02173913
  0601371439        $649,597.22       5.6250    $14,121.68     0.02173913
  0601372184        $225,305.35       5.6250     $4,897.94     0.02173913
  0601372269        $708,278.22       5.6250    $15,397.35     0.02173913
  0601372949        $518,401.70       5.6250    $11,269.60     0.02173913
  0601373551        $675,916.07       5.6250    $14,693.83     0.02173913
  0601375663        $747,618.58       5.6250    $16,252.58     0.02173913
  0601375773        $529,367.89       5.6250    $11,508.00     0.02173913
  0601375834        $498,463.18       5.6250    $10,836.16     0.02173913
  0601379292        $468,555.39       5.6250    $10,185.99     0.02173913
  0601379662        $638,032.88       5.6250    $13,870.28     0.02173913
  0601380352        $515,444.24       5.6250    $11,205.31     0.02173913
  0601381253        $723,369.77       5.6250    $15,725.43     0.02173913
  0601385371        $598,155.80       5.6250    $13,003.39     0.02173913
  0601386738        $430,672.20       5.6250     $9,362.44     0.02173913
  0601388005        $490,647.62       5.6250    $10,666.25     0.02173913
  0601388267        $792,377.00       5.6250    $17,225.59     0.02173913
  0601388800        $418,709.07       5.6250     $9,102.37     0.02173913
  0601389596        $451,607.63       5.6250     $9,817.56     0.02173913
  0601389970        $448,338.68       5.6250     $9,746.49     0.02173913
  0601390121        $698,568.14       5.6250    $15,186.26     0.02173913
  0601397490        $454,808.62       5.6250     $9,887.14     0.02173913
  0601401154        $488,036.75       5.6250    $10,609.49     0.02173913
  0601401846        $822,021.99       5.6250    $17,870.04     0.02173913
  0601409040        $458,586.14       5.6250     $9,969.26     0.02173913
  0601410411        $418,742.31       5.6250     $9,103.09     0.02173913
  0601426805        $699,286.32       5.6250    $15,201.88     0.02173913
  0601436615        $467,043.36       5.6250    $10,153.12     0.02173913
  0655697369        $697,848.44       5.6250    $15,170.62     0.02173913
  0655756443        $513,417.07       5.6250    $11,161.24     0.02173913
  0655761910        $448,616.87       5.6250     $9,752.54     0.02173913
  0655769178        $638,691.77       5.6250    $13,884.60     0.02173913
  0655781360        $498,977.96       5.6250    $10,847.35     0.02173913
  0655796043        $586,191.92       5.6250    $12,743.30     0.02173913
  0655803732        $442,094.45       5.6250     $9,610.75     0.02173913
  0655837195        $171,824.63       5.6250     $3,735.32     0.02173913
  0685507570       $1,136,496.03      5.6250    $24,706.44     0.02173913
  0702082109        $508,303.16       5.6250    $11,050.07     0.02173913
  0702085089        $541,850.41       5.6250    $11,779.36     0.02173913
  0702086477        $390,795.13       5.6250     $8,495.55     0.02173913
  0702087116        $461,305.75       5.6250    $10,028.39     0.02173913
  0702088057        $384,514.50       5.6250     $8,359.01     0.02173913
  0702088382        $505,913.03       5.6250    $10,998.11     0.02173913
  0702088397        $541,719.19       5.6250    $11,776.50     0.02173913
  0702088713        $493,447.81       5.6250    $10,727.13     0.02173913
  0702089052        $454,126.66       5.6250     $9,872.32     0.02173913
  0702089338        $382,819.71       5.6250     $8,322.17     0.02173913
  0702089360        $438,906.81       5.6250     $9,541.45     0.02173913
  0702090019        $525,830.85       5.6250    $11,431.11     0.02173913
  0702090697        $497,945.88       5.6250    $10,824.91     0.02173913
  0702090933        $432,538.87       5.6250     $9,403.02     0.02173913
  0702091041        $558,278.77       5.6250    $12,136.50     0.02173913
  0702091130        $430,617.97       5.6250     $9,361.26     0.02173913
  0702091153        $528,916.64       5.6250    $11,498.19     0.02173913
  0702091358        $439,100.60       5.6250     $9,545.67     0.02173913
  0702091948        $399,592.18       5.6250     $8,686.79     0.02173913
  0569116205        $627,752.91       5.6250    $13,646.80     0.02173913
  0576367304        $455,067.88       5.6250     $9,892.78     0.02173913
  0589743509        $543,445.36       5.6250    $11,814.03     0.02173913